Quarterly Report | February 29, 2020

2020 1st Quarter Report Closed-End Funds

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
Midstream Energy Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

Multi strategy focused

Tortoise
Essential Assets Income Term Fund
(NYSE: TEAF)

www.tortoiseadvisors.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.tortoiseadvisors.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseadvisors.com.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseadvisors.com. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

Tortoise
2020 1st Quarter Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span essential assets.

Table of contents

Closed-end Fund Comparison	1	TPZ: Fund Focus	17
Letter to Stockholders	2	TEAF: Fund Focus	20
TYG: Fund Focus	5	Financial Statements	24
NTG: Fund Focus	8	Notes to Financial Statements	64
TTP: Fund Focus	11	Additional Information	85
NDP: Fund Focus	14

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.285, each quarter to its common shareholders. Prior to August 2019, the quarterly distribution rate was $0.4075. TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

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2020 1st Quarter Report | February 29, 2020

Closed-end Fund Comparison

Name/Ticker	Primary focus	Structure	Total assets ($ millions)[1]	Portfolio mix by asset type[2]	Portfolio mix by structure[2]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$715.0
Tortoise Midstream Energy Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$435.8
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$78.9
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$27.1
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$86.4
Tortoise Essential Assets Income Term Fund NYSE: TEAF Inception: 3/2019	Essential assets	Regulated investment company	$188.7

[1]	As of 3/31/2020
[2]	As of 2/29/2020

(unaudited)

Tortoise	1

Tortoise
First Quarter 2020 Report to closed-end fund stockholders

Dear stockholder,

First and foremost, our thoughts are with everyone affected by the COVID-19 pandemic. This virus has driven fear across the globe from a health, social and financial perspective. It has changed all aspects of our lives, from how we work, to how we interact with others. It has caused turmoil across the medical field and financial markets. However, we know that this too shall pass and our lives and the financial markets will return to some sort of normalcy. We are optimistic about the future and our investments across essential assets.

Energy infrastructure

Although energy started the fiscal year with strong performance in December, volatility returned in 2020. The broader energy sector, as represented by the S&P Energy Select Sector® Index, continued to face headwinds returning -19.7% in the first fiscal quarter ending February 29, 2020.

Commodity prices continued to be pressured with global supply/ demand concerns for both crude oil and natural gas. Crude oil prices, represented by West Texas Intermediate (WTI), began the fiscal year at $55.96 per barrel, peaked on January 6 at $63.27 following the U.S. military airstrike that killed the head of Iran’s Revolutionary Guard, and then continued to fall to end the period at its low price of $44.46. In early March, following the fiscal quarter end, Saudi Arabia decided to increase oil production after failing to reach an agreement with Russia to cut production. This decision caused a huge decline in crude oil prices as global demand was already uncertain with the COVID-19 pandemic underway. Natural gas prices, represented by Henry Hub, opened the fiscal year at $2.29 per mmbtu, quickly peaked at $2.43 on December 4 and then troughed at $1.75 on December 27 and ended the fiscal quarter near the low at $1.79. Natural gas prices could see some support as oil production slows and the associated natural gas production that comes with it declines as well.

U.S. crude oil production projections have been revised down as a result of the drastic decline in oil prices and is now expected to average 11.8 million barrels per day (MMbbl/d) in 2020, which is 0.5 MMbbl/d lower than it was in 2019, which would mark the first annual decline in production since 2016. The more recent production cut agreement with OPEC+ could bring this number back up marginally if prices make a significant recovery in 2020. Production is expected to decline another 0.7 MMbbl/d in 2021.1 To the extent that COVID-19 results in even lower demand for crude oil, production estimates could fall even further. Natural gas production is expected to continuously climb through 2021 with 93.6 billion cubic feet per day (Bcf/d) in 2020 and 93.9 Bcf/d in 20212. Demand for U.S. produced natural gas is also expected to rise through 2021 with increased demand from Mexico, and to a greater degree, global demand for liquefied natural gas (LNG).

Midstream energy fared better than broad energy in the first fiscal quarter with the Tortoise North American Pipeline IndexSM return of -6.0%. MLPs continued to face additional structural headwinds and the Tortoise MLP Index® returned -13.3% during the period. As the first fiscal quarter came to a close and the second fiscal quarter began, demand fears due to COVID-19 continued to challenge broad energy and midstream companies. However, midstream cash flows are generally resilient through crude oil price swings as these companies generate primarily fee-based cash flows from moving energy products. During the 2008-2009 financial crisis, when economic activity slowed for months, the energy infrastructure companies in which we invest experienced a volume decline of less than 5%. Even more telling, following those periods of price volatility, midstream companies have historically surged higher. For example, the Tortoise MLP Index® rose 76% higher from March 2009 lows to year-end 2009 and similarly, 76% higher from February 2016 lows to year-end 2016.

Midstream companies are reacting to the soft economic outlook by announcing drastically reduced capital expenditure budgets for 2020, ranging from 20-50%, and indicating that further reductions may be necessary in 2021. The outcome of these announcements has generally been one of modest impact to 2020 financial guidance, but with improved free cash flow profiles. This will allow management teams to be flexible in how they react to the current crisis. In some cases, we may see reduced dividends or distributions with the cash flow instead used to reduce debt. We think that over the long term, these actions are positive, providing more liquidity and balance sheet optionality that preserves access to debt capital markets.

Capital markets activity continues to be driven by debt issuance as midstream companies increase their ability to self-fund projects through internally generated cash flows rather than issue equity in public markets. During the first fiscal quarter of 2020, midstream companies raised approximately $17.6 billion of debt. This was more than any quarter in fiscal 2019. As was a theme in 2019, companies continued to be able to access alternative options for capital as well.

Merger and acquisition activity during the quarter was driven by simplification transactions as Equitrans Midstream Corporation purchased the units of EQM Midstream Partners it did not already own for nearly $1.9 billion and Shell Midstream Partners and CNX Midstream Partners both eliminated their Incentive Distribution Rights in transactions valued at $3.8 billion and $0.6 billion, respectively. Total M&A activity of nearly $6.6 billion for the quarter was slightly below the quarterly average in fiscal year 2019.

Sustainable infrastructure

Solar

Solar power sources accounted for nearly 40% of new electric generation capacity in the U.S. in 2019, which was the highest of all generation sources.3 Utility-scale continues to comprise the majority of the additions, but there was also strong growth in the residential market of 15% year-over-year in 2019. Growth in residential installations was partially caused by an increased focus on resiliency following power shutoffs in California due to the risk of wildfires. The visibility into continued solar growth is high, as evidenced by a

(unaudited)

2	Tortoise

2020 1st Quarter Report | February 29, 2020

record 30.6 gigawatts (GWs) of new power purchase agreements (PPAs) signed in 2019 for delivery over the next few years. This increased activity was driven by the need to qualify for the 30% Investment Tax Credit (ITC) by December 31, 2019. Elsewhere, there was strong continued demand for solar power from corporate buyers, who comprised 19% of new procurement during the year. Another noteworthy trend is the increase in solar power paired with storage. In fact, by 2025, Wood Mackenzie projects one in three residential systems and one in four non-residential systems will be paired with energy storage. Finally, while it remains too soon to determine impacts from COVID-19, we expect supply chain and regulatory approval delays. These delays could impact project in-service timelines, but the ultimate extent remains to be seen.

Wind

The U.S. wind industry installed 5,476 megawatts (MWs) of new wind power capacity in the fourth calendar quarter of 2019. This equates to 9,143 MWs installed in all of 2019, which is the third highest year for new wind power capacity on record (2012 and 2009 were first and second respectively). There are now more than 105,000 MWs of operating wind power capacity in the U.S. across 41 states. The near term project pipeline totals more than 44,000 MWs at the end of 2019, with half of this pipeline currently under construction, while the remainder is in advanced stages of development. Approximately half of this pipeline consists of projects with a PPA in place. The size of turbines continued to increase with 25% of turbines installed in 2019 rated between 3.1 MW to 3.6 MW and two thirds rated between 2 MW and 2.9 MW.4

Social Infrastructure

Education

With the recent COVID-19 pandemic impacting some social infrastructure sectors, we recently expanded our surveillance process and have begun proactively asking entities what steps they have taken in response to the virus. Many educational facilities have instituted virtual or e-learning protocols and have provided designated meal and classwork pick-up times.

In December 2019, the National Center for Education Statistics published the 54th Edition of its “Digest of Education Statistics” which estimates current K-12 enrollment in the U.S. to be 56,572,000, comprised of 50,770,000 students attending public schools and 5,802,000 attending private schools. Total K-12 education spending was estimated to be $789 billion, which equates to approximately 4.0% of U.S. GDP. For context, in 2017, the average current expenditure in the U.S. per public school student was $12,258, an increase of 1.6% in inflation-adjusted dollars. New York led the nation in per pupil public school spending at $22,861, while Utah spent the least per pupil, at $7,206. Construction spending for public schools in 2017 was $45.7 billion with the state of Texas alone accounting for $8.4 billion.

With more than 9 million charter public school and private school K-12 students enrolled at more than 40,000 schools, there is a tremendous demand for high quality school facilities at these “schools of choice.” A recent survey by JerseyCAN and the New Jersey Charter Schools Association found that “public charter and renaissance schools will need more than $900 million over the next decade to serve existing students and meet future enrollment demand. Of this $900 million, the unfunded facilities needs for public charter and renaissance schools in the state’s largest six SDA districts — Newark, Camden, Paterson, Jersey City, Trenton, and Plainfield — totals $820 million.” This underscores the immense need for flexible debt capital to support charter, contract and private schools.

Financing high quality charter public schools remains our primary focus in the education sector. As states expand K-12 scholarship options and the competition for students intensifies, we continue to evaluate all types of education opportunities that provide unique offerings, like private schools, schools that target the needs of special needs children, and early education prospects. In addition, we will continue to evaluate opportunities in the higher education arena.

Senior Living

COVID-19 has recently been top of mind for many, but especially the senior living industry. Given its impact on seniors and the community aspect of senior living facilities, there have been a few locations with a number of tragic deaths in senior living facilities and nursing homes. Most of the senior living facilities have begun limiting visitors and are taking extra measures to keep the facilities clean and safe. This includes checking essential employees for any symptoms upon arrival to work. They have also cancelled large group events and have begun delivering meals to residents’ rooms.

Senior housing construction timelines are extending from approximately 18 months in 2015 to almost 24 months as of Q4 2019, which we have accounted for in the projections of our potential investments. Clearly, rising costs, competition and complexities are weighing on construction timelines. However, we remain bullish in the senior living space as demographic trends continue to be in our favor.

Project Finance

Demand for energy-related projects within the project finance sector has remained strong throughout the U.S., particularly in connection with efforts to de-carbonize power generation and otherwise reduce greenhouse gas emissions. Several recent legislative and judicial actions bode well for projects that produce renewable natural gas and renewable fuels, such as the adoption of the EPA’s 2020 Final Rule for Renewable Fuel Standards, an extension through 2022 of the biomass-based blenders tax credit, and an extension through 2020 of additional depreciation tax deductions for new biofuel production facilities.

(unaudited)

Tortoise	3

In addition, after a U.S. Appeals Court vacated certain small refinery waivers, the market value of various Renewable Identification Number (RIN) fuel credits doubled, thereby bolstering the economics of biofuel production in the near term. Finally, demand for recycling projects that promote landfill diversion and waste repurposing has continued to grow as circular-economy and sustainability efforts gain momentum, especially within the high-visibility areas of food waste and plastics.

Concluding thoughts

Despite the extreme volatility we have seen so far in 2020, we feel optimistic about opportunities ahead, once we move past the pandemic. We think that natural gas and LNG exports will continue to change the electricity generation mix not only in the U.S., but globally as well. We continue to view our social infrastructure investments as fundamentally sound positions with resilient cash flows supported by strong demographics. We believe times such as this underscore the essential nature of our investments.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1	EIA April 2020 STEO
2	BTU Analytics 2/28/2020
3	Wood MacKenzie
4	AEWA Fourth Quarter 2019

(unaudited)

4	Tortoise

2020 1st Quarter Report | February 29, 2020

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of master limited partnerships (MLPs) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (NGLs), crude oil and refined petroleum products.

Fund performance review

Midstream energy fared better than broad energy in the first fiscal quarter. Midstream cash flows are generally resilient through crude oil price swings as these companies generate primarily fee-based cash flows from moving energy products. Coverage and leverage has improved for many midstream companies. The average coverage ratio for the fund’s portfolio companies was 1.5x in 4Q2019 while average leverage was 4.0x. Since the fund’s inception, it has paid out more than $36 in cumulative distributions to stockholders. The fund’s market-based and NAV-based returns for the fiscal quarter ending February 29, 2020 were -22.4% and -14.7%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned -13.3% for the same period.

First fiscal quarter highlights
Distributions paid per share	$0.3950
Distribution rate (as of 2/29/2020)	12.5%
Quarter-over-quarter distribution increase (decrease)	(39.7)%
Year-over-year distribution increase (decrease)	(39.7)%
Cumulative distributions paid per share to
stockholders since inception in February 2004	$36.0975
Market-based total return	(22.4)%
NAV-based total return	(14.7)%
Premium (discount) to NAV (as of 2/29/2020)	(11.7)%

Key asset performance drivers

Top five contributors	Company type	Performance driver
Tallgrass Energy LP	Midstream natural gas/natural gas liquids pipeline company	Acquisition premium price moved higher
Buckeye Partners, L.P.	Midstream refined product pipeline MLP	Favorable storage outlook
Antero Midstream Corporation	Midstream gathering and processing company	Announced buyback program and contract agreement with parent company
Sunnova Energy International Inc.	Solar company	Strong relative equity performance
Targa Resources Corp.– Preferred Shares A	Midstream gathering and processing company	Convertible debt structure provided downside protection
Bottom five contributors	Company type	Performance driver
MPLX LP	Refined products pipeline company	Reduced natural gas production outlook for Northeast
Western Midstream Partners LP	Midstream gathering and processing company	Leverage at parent company increasing counterparty risk
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Concerns regarding U.S. crude oil production volumes
Enterprise Products Partners L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns regarding U.S. crude oil and natural gas liquids (NGL) production volumes
DCP Midstream LP	Midstream gathering and processing MLP	Concerns regarding drilling activity and commodity prices

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	5

Tortoise
Energy Infrastructure Corp. (TYG) (continued)

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders. Over the long term, the fund expects to distribute substantially all of its distributable cash flow (DCF) to holders of common stock. The fund’s Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Income from investments decreased approximately 8.8% as compared to 4th quarter 2019 primarily due to trading activity within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 5.8% during the quarter due to lower asset-based fees. Overall leverage costs decreased approximately 7.1% as compared to 4th quarter 2019 primarily due to a decrease in leverage utilization. As a result of the changes in income and expenses, DCF decreased approximately 9.6% as compared to 4th quarter 2019. The fund paid a quarterly distribution of $0.395 per share, a decrease of approximately 40% compared to the distribution paid in the prior quarter and 1st quarter 2019. The fund has paid cumulative distributions to stockholders of $36.0975 per share since its inception in Feb. 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital (net of any distributions deemed to be return of principal); and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts may not be included as income for GAAP purposes and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). Income for DCF purposes is reduced by amortizing the cost of certain investments that may not have a residual value after a known time period and by distributions received from investments deemed to be return of principal. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2020 (in thousands):

1st Qtr 2020
Net Investment Loss, before Income Taxes	$(3,534)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital, net	34,475
Other	207
DCF	$31,148

Leverage

The fund’s leverage utilization decreased $58.6 million during 1st quarter 2020 and represented 39.9% of total assets at February 29, 2020. During the period, the fund maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 84% of the leverage cost was fixed, the weighted-average maturity was 3.4 years and the weighted-average annual rate on leverage was 3.70%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facilities and as leverage and swaps mature or are redeemed. During the quarter, Series LL notes, with a notional amount of $20,000,000 and a floating rate based on 3-month LIBOR plus 1.20% were prepaid in full and Series J notes with a notional amount of $15,000,000 and a fixed rate of 3.30% were paid in full upon maturity.

Income taxes

During 1st quarter 2020, the fund’s deferred tax liability decreased by $42.0 million to $74.5 million, primarily as a result of a decrease in value of its investment portfolio. The fund had net realized losses of $17.2 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

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2020 1st Quarter Report | February 29, 2020

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2019				2020
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments	$43,148	$44,564	$42,910	$44,074	$40,436
Dividends paid in kind	115	117	269	300	178
Interest earned on corporate bonds	—	—	119	348	712
Premiums on options written	793	1,092	668	714	250
Total from investments	44,056	45,773	43,966	45,436	41,576
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees	4,849	5,215	4,979	4,479	4,143
Other operating expenses	415	420	407	382	407
	5,264	5,635	5,386	4,861	4,550
Distributable cash flow before leverage costs and current taxes	38,792	40,138	38,580	40,575	37,026
Leverage costs(2)	6,365	6,637	6,607	6,347	5,878
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$32,427	$33,501	$31,973	$34,228	$31,148

Net realized gain (loss), net of income taxes, for the period	$(10,210)	$10,905	$34,895	$(6,537)	$(17,195)
As a percent of average total assets(5)
Total from investments	8.61%	8.42%	8.38%	9.71%	10.04%
Operating expenses before leverage costs and current taxes	1.03%	1.04%	1.03%	1.04%	1.10%
Distributable cash flow before leverage costs and current taxes	7.58%	7.38%	7.35%	8.67%	8.94%
As a percent of average net assets(5)
Total from investments	14.36%	14.01%	14.41%	17.12%	16.87%
Operating expenses before leverage costs and current taxes	1.72%	1.72%	1.77%	1.83%	1.85%
Leverage costs and current taxes	2.08%	2.03%	2.17%	2.39%	2.38%
Distributable cash flow	10.56%	10.26%	10.47%	12.90%	12.64%

Selected Financial Information
Distributions paid on common stock	$35,131	$35,131	$35,131	$35,195	$21,224
Distributions paid on common stock per share	0.6550	0.6550	0.6550	0.6550	0.3950
Total assets, end of period(6)	2,129,174	2,110,273	1,951,035	1,680,775	1,416,246
Average total assets during period(6)(7)	2,074,901	2,157,919	2,080,591	1,876,534	1,665,499
Leverage(8)	679,100	683,700	688,900	623,900	565,300
Leverage as a percent of total assets	31.9%	32.4%	35.3%	37.1%	39.9%
Net unrealized depreciation, end of period	(302,159)	(300,530)	(421,920)	(543,310)	(662,820)
Net assets, end of period	1,245,766	1,220,946	1,097,489	930,286	769,227
Average net assets during period(9)	1,243,981	1,296,336	1,210,078	1,064,735	991,440
Net asset value per common share	23.23	22.76	20.43	17.31	14.32
Market value per share	22.91	21.90	20.39	16.82	12.65
Shares outstanding (000’s)	53,635	53,635	53,732	53,732	53,732

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)

“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind, the net premiums on options written and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements, distributions received that are excluded for DCF purposes and amortization on certain investments.

(5)	Annualized.
(6)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.
(9)	Computed by averaging daily net assets within each period.

Tortoise	7

Tortoise
Midstream Energy Fund, Inc. (NTG)

Fund description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in midstream energy equities that own and operate a network of pipeline and energy related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream energy equities, including MLPs benefiting from U.S. natural gas production and consumption expansion, with minimal direct commodity exposure.

Fund performance review

Midstream energy fared better than broad energy in the first fiscal quarter. Midstream cash flows are generally resilient through crude oil price swings as these companies generate primarily fee-based cash flows from moving energy products. Coverage and leverage has improved for many midstream companies. The average coverage ratio for the fund’s portfolio companies was 1.5x in 4Q2019 while average leverage was 4.0x.

The fund’s market-based and NAV-based returns for the fiscal quarter ending February 29, 2020 were -17.5% and -14.0%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned -13.3% for the same period.

First fiscal quarter highlights
Distributions paid per share	$0.2350
Distribution rate (as of 2/29/2020)	12.1%
Quarter-over-quarter distribution increase (decrease)	(44.4)%
Year-over-year distribution increase (decrease)	(44.4)%
Cumulative distributions paid per share to stockholders since inception in July 2010	$15.6950
Market-based total return	(17.5)%
NAV-based total return	(14.0)%
Premium (discount) to NAV (as of 2/29/2020)	(10.2)%

Key asset performance drivers

Top five contributors	Company type	Performance driver
Tallgrass Energy LP	Midstream natural gas/natural gas liquids pipeline company	Acquisition premium price moved higher
Buckeye Partners LP 5.600% Due 10/15/2044	Midstream refined product pipeline MLP	Favorable storage outlook and fixed income structure supported price
Antero Midstream Corporation	Natural gas pipeline company	Announced buyback program and contract agreement with parent company
Sunnova Energy International Inc.	Solar company	Strong relative equity performance
Buckeye Partners LP 5.850% Due 11/15/2043	Midstream refined product pipeline MLP	Favorable storage outlook and fixed income structure supported price
Bottom five contributors	Company type	Performance driver
Western Midstream Partners LP	Gathering and processing company	Leverage at parent company increasing counterparty risk
MPLX LP	Refined products pipeline company	Reduced natural gas production outlook for Northeast
Enterprise Products Partners L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns regarding U.S. crude oil and natural gas liquids (NGL) production volumes
DCP Midstream LP	Midstream gathering and processing MLP	Concerns regarding drilling activity and commodity prices
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Concerns regarding U.S. crude oil production volumes

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

8	Tortoise

2020 1st Quarter Report | February 29, 2020

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders. Over the long term, the fund expects to distribute substantially all of its distributable cash flow (DCF) to holders of common stock. The fund’s Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Income from investments decreased approximately 9.3% as compared to 4th quarter 2019 primarily due to trading activity within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 7.5% during the quarter due to lower asset-based fees. Leverage costs decreased approximately 8.9% as compared to 4th quarter 2019 primarily due to lower leverage utilization during the quarter. As a result of the changes in income and expenses, DCF decreased approximately 9.7% as compared to 4th quarter 2019. The fund paid a quarterly distribution of $0.235 per share, a decrease of approximately 44% compared to the distribution paid in the prior quarter and 1st quarter 2019. The fund has paid cumulative distributions to stockholders of $15.695 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts may not be included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2020 (in thousands):

1st Qtr 2020
Net Investment Loss, before Income Taxes	$(3,615)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	25,303
Other	333
DCF	$22,021

Leverage

The fund’s leverage utilization decreased by $53.1 million during 1st quarter 2020 and represented 42.5% of total assets at February 29, 2020. During the period, the fund maintained compliance with its applicable coverage ratios. At quarter-end, approximately 95% of the leverage cost was fixed, the weighted-average maturity was 3.3 years and the weighted-average annual rate on leverage was 3.95%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed. During the quarter, Series L notes, with a notional amount of $20,000,000 and a floating rate based on 3-month LIBOR plus 1.45% were prepaid in full.

Income taxes

During 1st quarter 2020, the fund’s deferred tax liability decreased by $27.9 million to zero, and flipped to a deferred tax asset of approximately $2.0 million, primarily as a result of the decrease in value of its investment portfolio. The fund had net realized losses of $6.9 million during the quarter. As of November 30, 2019, the fund had net operating losses of $1.3 million and capital loss carryforwards of $26.9 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise	9

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2019				2020
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments	$31,399	$31,824	$31,244	$31,315	$28,806
Dividends paid in kind	69	70	179	200	127
Interest earned on corporate bonds	—	—	85	230	489
Premiums on options written	542	890	927	941	216
Total from investments	32,010	32,784	32,435	32,686	29,638
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of fees waived	3,145	3,715	3,526	3,145	2,868
Other operating expenses	334	324	312	301	321
	3,479	4,039	3,838	3,446	3,189
Distributable cash flow before leverage costs and current taxes	28,531	28,745	28,597	29,240	26,449
Leverage costs(2)	4,999	5,175	5,088	4,859	4,428
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$23,532	$23,570	$23,509	$24,381	$22,021

Net realized gain (loss), net of income taxes, for the period	$(29,889)	$(6,278)	$9,631	$(8,640)	$(6,917)
As a percent of average total assets(5)
Total from investments	8.81%	8.46%	8.73%	9.96%	10.37%
Operating expenses before leverage costs and current taxes	0.96%	1.04%	1.03%	1.05%	1.12%
Distributable cash flow before leverage costs and current taxes	7.85%	7.42%	7.70%	8.91%	9.25%
As a percent of average net assets(5)
Total from investments	14.36%	13.79%	14.70%	17.18%	16.80%
Operating expenses before leverage costs and current taxes	1.56%	1.70%	1.74%	1.81%	1.81%
Leverage costs and current taxes	2.24%	2.18%	2.31%	2.55%	2.51%
Distributable cash flow	10.56%	9.91%	10.65%	12.82%	12.48%

Selected Financial Information
Distributions paid on common stock	$26,706	$26,705	$26,706	$26,705	$14,854
Distributions paid on common stock per share	0.4225	0.4225	0.4225	0.4225	0.2350
Total assets, end of period(6)	1,508,643	1,498,278	1,380,446	1,163,500	964,276
Average total assets during period(6)(7)	1,472,955	1,536,794	1,473,596	1,316,053	1,149,464
Leverage(8)	522,600	527,300	528,100	462,600	409,500
Leverage as a percent of total assets	34.6%	35.2%	38.3%	39.8%	42.5%
Net unrealized appreciation (depreciation), end of period	75,853	93,595	15,163	(64,329)	(157,875)
Net assets, end of period	905,859	886,270	786,294	667,708	549,293
Average net assets during period(9)	903,917	943,080	875,555	762,956	709,609
Net asset value per common share	14.33	14.02	12.44	10.56	8.69
Market value per common share	13.66	13.21	12.03	9.88	7.80
Shares outstanding (000’s)	63,208	63,208	63,208	63,208	63,208

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)

“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind and amortization of debt issuance costs.

(5)	Annualized.
(6)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.
(9)	Computed by averaging daily net assets within each period.

10	Tortoise

2020 1st Quarter Report | February 29, 2020

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance review

Midstream energy fared better than broad energy in the first fiscal quarter. Midstream cash flows are generally resilient through crude oil price swings as these companies generate primarily fee-based cash flows from moving energy products. The fund’s market-based and NAV-based returns for the fiscal quarter ending February 29, 2020 were -10.8% and -11.3%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Pipeline IndexSM returned -6.0% for the same period.

First fiscal quarter highlights
Distributions paid per share	$0.2850
Distribution rate (as of 2/29/2020)	11.6%
Quarter-over-quarter distribution increase (decrease)	0.0%
Year-over-year distribution increase (decrease)	(30.1)%
Cumulative distributions paid per share to
stockholders since inception in October 2011	$13.3975
Market-based total return	(10.8)%
NAV-based total return	(11.3)%
Premium (discount) to NAV (as of 2/29/2020)	(10.8)%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, enabled the fund to generate current income. The notional amount of the fund’s covered calls averaged approximately 6% of total assets, and their out-of-the-money percentage at the time written averaged approximately 7% during the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Tallgrass Energy LP	Midstream natural gas/natural gas liquids pipeline company	Acquisition premium price moved higher
Pembina Pipeline Corp	Midstream crude oil pipeline company	Steady diversified business model providing stability in uncertain environment
TC Energy Corp.	Midstream natural gas/natural gas liquids pipeline company	Steady diversified business model providing stability in uncertain environment
SemGroup Corporation–Restricted Preferred	Midstream crude oil pipeline company	Acquired by investment grade rated Energy Transfer
Antero Midstream Corporation	Midstream gathering company	Announced buyback program and contract agreement with parent company
Bottom five contributors	Company type	Performance driver
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Reduced crude oil volume outlook
Energy Transfer LP	Midstream natural gas/natural gas liquids pipeline company	Relatively high leverage
Williams Companies, Inc.	Midstream crude oil pipeline company	Concern about health of counterparties
Targa Resources Corp.	Midstream gathering and processing company	Relatively high leverage
EnLink Midstream, LLC	Midstream gathering and processing company	Reduced drilling activity in core area

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	11

Tortoise
Pipeline & Energy Fund, Inc. (TTP) (continued)

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (DCF) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (MLPs), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Income from investments decreased approximately 3.4% as compared to 4th quarter 2019, primarily due to trading activity within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, increased approximately 2.4% during the quarter, as moderately lower asset-based fees were more than offset by a modest increase in other operating expenses. Leverage costs decreased 3.9% as compared to 4th quarter 2019 primarily as a result of lower leverage utilization during the quarter. As a result of the changes in income and expenses, DCF decreased approximately 4.5% as compared to 4th quarter 2019. In addition, the fund had net realized losses on investments of $5.8 million during 1st quarter 2020. The fund paid a quarterly distribution of $0.285 per share, which was equal to the distribution paid in the prior quarter and a decrease of approximately 30% from the 1st quarter 2019. The fund has paid cumulative distributions to stockholders of $13.3975 per share since its inception in October 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2020 (in thousands):

1st Qtr 2020
Net Investment Loss	$(47)
Adjustments to reconcile to DCF:
Net premiums on options written	539
Distributions characterized as return of capital	2,472
Other	48
DCF	$3,012

Leverage

The fund’s leverage utilization decreased by $3.8 million during 1st quarter 2020 and represented 34.2% of total assets at February 29, 2020. During the period, the fund maintained compliance with its applicable coverage ratios. At quarter-end, approximately 76% of the leverage cost was fixed, the weighted-average maturity was 2.8 years and the weighted-average annual rate on leverage was 3.85%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

12	Tortoise

2020 1st Quarter Report | February 29, 2020

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2019				2020
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Dividends and distributions from investments,
net of foreign taxes withheld	$3,617	$4,032	$3,905	$3,890	$3,744
Dividends paid in kind	53	54	62	68	9
Net premiums on options written	1,133	1,039	967	483	539
Total from investments	4,803	5,125	4,934	4,441	4,292
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	606	643	602	563	548
Other operating expenses	146	149	138	116	147
	752	792	740	679	695
Distributable cash flow before leverage costs	4,051	4,333	4,194	3,762	3,597
Leverage costs(2)	641	633	626	609	585
Distributable Cash Flow(3)	$3,410	$3,700	$3,568	$3,153	$3,012

Net realized loss on investments and foreign
currency translation, for the period	$(6,959)	$(5,479)	$(2,745)	$(1,524)	$(5,807)
As a percent of average total assets(4)
Total from investments	8.73%	8.84%	8.96%	8.74%	8.96%
Operating expenses before leverage costs	1.37%	1.37%	1.34%	1.34%	1.45%
Distributable cash flow before leverage costs	7.36%	7.47%	7.62%	7.40%	7.51%
As a percent of average net assets(4)
Total from investments	12.16%	11.97%	12.63%	12.46%	12.31%
Operating expenses before leverage costs	1.90%	1.85%	1.89%	1.91%	1.99%
Leverage costs	1.62%	1.48%	1.60%	1.71%	1.68%
Distributable cash flow	8.64%	8.64%	9.14%	8.84%	8.64%

Selected Financial Information
Distributions paid on common stock	$4,082	$4,081	$2,855	$2,855	$2,855
Distributions paid on common stock per share	0.4075	0.4075	0.2850	0.2850	0.2850
Total assets, end of period(5)	227,676	222,673	207,072	192,751	169,680
Average total assets during period(5)(6)	223,114	229,950	218,436	203,852	192,750
Leverage(7)	61,800	63,100	61,500	61,800	58,000
Leverage as a percent of total assets	27.1%	28.3%	29.7%	32.1%	34.2%
Net unrealized depreciation, end of period	(23,375)	(19,404)	(28,190)	(37,569)	(48,038)
Net assets, end of period	163,313	157,061	143,463	129,887	110,707
Average net assets during period(8)	160,184	169,837	155,032	142,932	140,195
Net asset value per common share	16.30	15.68	14.32	12.97	11.05
Market value per common share	14.63	14.02	12.84	11.52	9.86
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)

“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind and amortization of debt issuance costs.

(4)	Annualized.
(5)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

Tortoise	13

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance review

Commodity prices continued to be pressured with global supply/demand concerns for both crude oil and natural gas. Oil prices peaked briefly following the U.S. military airstrike that killed the head of Iran’s Revolutionary Guard, then continued to fall through the end the period. Natural gas prices could see some support as oil production slows and the associated gas production that comes with it declines as well. The fund’s market-based and NAV-based returns for the fiscal quarter ending February 29, 2020 were -22.3% and -24.4%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Oil and Gas Producers IndexSM returned -15.4% for the same period.

First fiscal quarter highlights
Distributions paid per share	$0.1000
Distribution rate (as of 2/29/2020)	14.7%
Quarter-over-quarter distribution increase (decrease)	(0.0)%
Year-over-year distribution increase (decrease)	(77.1)%
Cumulative distributions paid per share to
stockholders since inception in July 2012	$12.1125
Market-based total return	(22.3)%
NAV-based total return	(24.4)%
Premium (discount) to NAV (as of 2/29/2020)	(11.1)%

The fund utilizes a covered call strategy, which seeks to generate income while reducing overall volatility. The premium income generated from this strategy helped to lower NAV volatility during the quarter. The notional amount of the fund’s covered calls averaged approximately 74% of total assets and their out-of-the-money percentage at the time written averaged approximately 13% during the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
NextEra Energy, Inc.	Power	Visibility to growth through renewable infrastructure development
Chart Industries, Inc.	Oilfield services	Increased probability of a significant liquefied natural gas (LNG) project proceeding that would boost revenues
Targa Resources Corp.–Preferred Shares A	Midstream gathering and processing company	Convertible debt structure provided downside protection
Targa Resources Corp.	Midstream gathering and processing company	Impacted by declining oil prices but to a lesser extent since company operates midstream assets
Energy Transfer LP	Midstream natural gas/natural gas liquids pipeline company	Impacted by declining oil prices but to a lesser extent since company operates midstream assets
Bottom five contributors	Company type	Performance driver
Marathon Petroleum Corp.	Downstream refiner	Concerns about global refined product (gasoline, diesel, and jet fuel) demand declines
Delek U.S. Holdings, Inc.	Refining Downstream refiner	Concerns about global refined product (gasoline, diesel, and jet fuel) demand declines
Valero Energy Corp.	Downstream refiner	Concerns about global refined product (gasoline, diesel, and jet fuel) demand declines
Continental Resources Inc.	Upstream crude oil producer	Declining oil prices resulting in lower expected revenues
Diamondback Energy Inc.	Upstream oil and natural gas producer	Declining oil prices resulting in lower expected revenues

Unlike the fund return, index return is pre-expenses

Performance data quoted represent past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

14	Tortoise

2020 1st Quarter Report | February 29, 2020

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (DCF) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Income from investments decreased approximately 24.5% as compared to 4th quarter 2019, primarily due to decreased premiums received on written covered call options. Operating expenses, consisting primarily of fund advisory fees, increased approximately 3.9% during the quarter, as moderately lower asset-based fees were more than offset by a modest increase in other operating expenses. Total leverage costs decreased approximately 14.8% as compared to 4th quarter 2019, due primarily to lower leverage utilization during the quarter. As a result of the changes in income and expenses, DCF decreased by approximately 30.8% as compared to 4th quarter 2019. In addition, the fund had net realized losses on investments of $3.9 million during 1st quarter 2020.

The fund paid a distribution of $0.10 per share during 1st quarter 2020, which was equal to the distribution paid in the prior quarter and a decrease of approximately 77% from 1st quarter 2019. The fund has paid cumulative distributions to stockholders of $12.1125 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 1st quarter 2020 (in thousands):

1st Qtr 2020
Net Investment Loss	$(65)
Adjustments to reconcile to DCF:
Net premiums on options written	1,275
Distributions characterized as return of capital	163
DCF	$1,373

Leverage

The fund’s leverage utilization decreased $6.1 million as compared to 4th quarter 2019. The fund utilizes all floating rate leverage that had an interest rate of 2.32% and represented 30.7% of total assets at quarter-end. During the period, the fund maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise	15

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2019				2020
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$1,250	$394	$538	$789	$657
Dividends paid in stock	—	—	—	—	—
Net premiums on options written	4,966	5,279	5,085	1,771	1,275
Total from investments	6,216	5,673	5,623	2,560	1,932
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	437	421	315	261	247
Other operating expenses	133	133	110	100	128
	570	554	425	361	375
Distributable cash flow before leverage costs	5,646	5,119	5,198	2,199	1,557
Leverage costs(2)	371	350	292	216	184
Distributable Cash Flow(3)	$5,275	$4,769	$4,906	$1,983	$1,373

Net realized loss on investments and foreign
currency translation, for the period	$(37,544)	$(17,350)	$(31,152)	$(2,264)	$(3,945)
As a percent of average total assets(4)
Total from investments	15.48%	15.12%	19.20%	10.92%	9.16%
Operating expenses before leverage costs	1.42%	1.48%	1.45%	1.54%	1.78%
Distributable cash flow before leverage costs	14.06%	13.64%	17.75%	9.38%	7.38%
As a percent of average net assets(4)
Total from investments	21.38%	20.05%	28.01%	15.34%	12.10%
Operating expenses before leverage costs	1.96%	1.96%	2.12%	2.16%	2.35%
Leverage costs	1.28%	1.24%	1.45%	1.29%	1.15%
Distributable cash flow	18.14%	16.85%	24.44%	11.89%	8.60%

Selected Financial Information
Distributions paid on common stock	$6,430	$6,445	$1,477	$1,477	$1,477
Distributions paid on common stock per share	0.4375	0.4375	0.1000	0.1000	0.1000
Total assets, end of period	156,648	123,229	95,078	88,684	66,439
Average total assets during period(5)	162,807	148,821	116,182	94,064	84,873
Leverage(6)	42,400	34,600	28,700	26,500	20,400
Leverage as a percent of total assets	27.1%	28.1%	30.2%	29.9%	30.7%
Net unrealized depreciation, end of period	(28,074)	(27,092)	(21,503)	(21,026)	(32,908)
Net assets, end of period	111,490	87,720	65,322	61,550	45,253
Average net assets during period(7)	117,918	112,274	79,655	66,948	64,239
Net asset value per common share	7.57	5.94	4.42	4.17	3.06
Market value per common share	8.08	7.40	3.99	3.63	2.72
Shares outstanding (000’s)	14,733	14,768	14,768	14,768	14,768

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions the distributions paid in stock and the premium on dividends paid in kind.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

16	Tortoise

2020 1st Quarter Report | February 29, 2020

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ seeks to invest primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance review

Midstream energy fared better than broad energy in the first fiscal quarter. Midstream cash flows are generally resilient through crude oil price swings as these companies generate primarily fee-based cash flows from moving energy products. The fund’s market-based and NAV-based returns for the fiscal quarter ending February 29, 2020 were -3.3% and -6.7%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned -1.2% for the same period. The fund’s fixed income holdings outperformed its equity holdings on a total return basis.

First fiscal quarter highlights
Monthly distributions paid per share	$0.1250
Distribution rate (as of 2/29/2020)	10.2%
Quarter-over-quarter distribution increase (decrease)	0.0%
Year-over-year distribution increase (decrease)	0.0%
Cumulative distribution to stockholders
since inception in July 2009	$17.1500
Market-based total return	(3.3)%
NAV-based total return	(6.7)%
Premium (discount) to NAV (as of 2/29/2020)	(8.8)%

*	The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Tallgrass Energy LP	Midstream natural gas/natural gas liquids pipeline company	Acquisition premium price moved higher
NextEra Energy, Inc.	Power	Visibility to growth through renewable infrastructure development
Sunnova Energy International Inc.	Solar company	Strong relative equity performance
Buckeye Partners LP	Midstream refined product pipeline MLP	Favorable storage outlook
Rockies Express Pipeline LLC	Natural gas pipelines	Rockies Contracted pipeline capacity providing stability during uncertain period
Bottom five contributors	Company type	Performance driver
MPLX LP	Refined products pipeline company	Reduced natural gas production outlook for Northeast
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Reduced crude oil volume outlook
GasLog Partners LP	Marine transportation	Reduced distribution based on poorer business fundamentals
Western Midstream Partners LP	Midstream gathering and processing company	Leverage at parent company increasing counterparty risk
Targa Resources Corp.	Midstream gathering and processing company	Relatively high leverage

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	17

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ) (continued)

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (DCF) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (MLPs) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Income from investments decreased approximately 3.3% as compared to 4th quarter 2019 due primarily to trading activity within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, increased approximately 3.3% during the quarter, as moderately lower asset-based fees were more than offset by a modest increase in other operating expenses. Total leverage costs decreased approximately 3.9% as compared to 4th quarter 2019, primarily due to lower leverage utilization during the quarter. As a result of the changes in income and expenses, DCF decreased approximately 4.7% as compared to 4th quarter 2019. In addition, the fund had net realized gains on investments of $1.4 million during 1st quarter 2020.

The fund paid monthly distributions of $0.125 per share during 1st quarter 2020, which was unchanged over the prior quarter and 1st quarter 2019. The fund’s Board of Directors has declared monthly distributions of $0.125 per share to be paid during 2nd quarter 2020. The fund has paid cumulative distributions to stockholders of $17.15 per share since its inception in July 2009.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2020 (in thousands):

1st Qtr 2020
Net Investment Income	$708
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	1,571
Other	30
DCF	$2,309

Leverage

The fund’s leverage utilization decreased $1.2 million as compared to 4th quarter 2019 and represented 31.9% of total assets at February 29, 2020. During the period, the fund maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 62% of the leverage cost was fixed, the weighted-average maturity was 2.3 years and the weighted-average annual rate on leverage was 2.75%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

18	Tortoise

2020 1st Quarter Report | February 29, 2020

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2019				2020
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Interest earned on corporate bonds	$1,357	$1,381	$1,368	$1,331	$1,311
Distributions and dividends from investments,
net of foreign taxes withheld	1,841	1,909	1,907	1,975	1,924
Dividends paid in kind	39	40	47	49	8
Total from investments	3,237	3,330	3,322	3,355	3,243
Operating Expenses Before Leverage Costs
Advisory fees	447	476	462	440	426
Other operating expenses	140	141	131	109	141
	587	617	593	549	567
Distributable cash flow before leverage costs	2,650	2,713	2,729	2,806	2,676
Leverage costs(2)	413	435	410	382	367
Distributable Cash Flow(3)	$2,237	$2,278 .	$2,319	$2,424	$2,309

Net realized gain (loss) on investments and foreign
currency translation, for the period	$(520)	$878	$94	$4,288	$1,376
As a percent of average total assets(4)
Total from investments	6.85%	6.66%	6.78%	7.23%	7.35%
Operating expenses before leverage costs	1.24%	1.23%	1.21%	1.18%	1.28%
Distributable cash flow before leverage costs	5.61%	5.43%	5.57%	6.05%	6.07%
As a percent of average net assets(4)
Total from investments	9.54%	9.20%	9.53%	10.25%	10.18%
Operating expenses before leverage costs	1.73%	1.70%	1.70%	1.68%	1.78%
Leverage costs	1.22%	1.20%	1.18%	1.17%	1.15%
Distributable cash flow	6.59%	6.30%	6.65%	7.40%	7.25%

Selected Financial Information
Distributions paid on common stock	$2,607	$2,607	$2,606	$2,607	$2,607
Distributions paid on common stock per share	0.3750	0.3750	0.3750	0.3750	0.3750
Total assets, end of period	195,308	197,731	190,032	177,843	165,718
Average total assets during period(5)	191,512	198,360	194,528	186,087	177,506
Leverage(6)	53,800	56,600	56,100	54,100	52,900
Leverage as a percent of total assets	27.5%	28.6%	29.5%	30.4%	31.9%
Net unrealized appreciation (depreciation), end of period	9,850	9,939	5,062	(7,471)	(17,866)
Net assets, end of period	140,763	139,785	133,107	123,015	112,095
Average net assets during period(7)	137,573	143,596	138,251	131,313	128,167
Net asset value per common share	20.25	20.11	19.15	17.70	16.13
Market value per common share	17.97	18.25	18.17	15.57	14.71
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)

“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value and the premium on dividends paid in kind; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.

(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise	19

Tortoise
Essential Assets Income Term Fund (TEAF)

Fund description

TEAF seeks to provide a high level of total return with an emphasis on current distributions. TEAF provides investors access to a combination of public and direct investments in essential assets that are making an impact on clients and communities.

Fund performance

We were generally pleased with the overall performance of the portfolio in the first fiscal quarter. The public sustainable, private sustainable and energy allocations continued to perform well during the quarter. However, public energy continued to be a drag on NAV during the period.

Following the fiscal quarter end, we have witnessed extremely challenging market conditions driven by personal and financial fear from COVID-19. More specific to the public energy allocation, actions by Saudi Arabia and Russia created the perfect storm by putting extreme pressure on already depressed crude oil prices due to demand concerns from COVID-19. Despite our public energy portfolio being solely focused on natural gas infrastructure, the market has not differentiated between natural gas and crude oil and has been punishing all energy related stocks.

Despite the challenging market environment, we continue to have conviction in TEAF’s investment strategy. True to the underlying investment thesis of the portfolio, the essential assets we own are critical to a successfully functioning society and we believe as market uncertainty around COVID-19 subsides the value of our investments will be recognized in the market.

We have made progress in transitioning the portfolio to the targeted allocation of 60% direct investments. As of Feb. 29, 2020, TEAF’s total direct investment commitments were approximately $90 million or approximately 34% of the portfolio. Additionally, we are very pleased to have completed the fund’s allocation to direct sustainable and energy infrastructure investments. The direct investment pipeline remains robust.

Public Energy Infrastructure

●	Energy infrastructure equities remained an underperformer during the first fiscal quarter, as commodity prices were under pressure driven by global demand concerns due to COVID-19
●	Natural gas prices remained under pressure as global LNG prices faltered and associated gas production in the U.S. was expected to continue robust growth
●	Gathering and processing companies in the natural gas sector were the main performance detractors in the energy infrastructure sleeve as a result of the weaker gas prices and concerns around volume growth in 2020
●	Valuations of energy infrastructure companies are at all-time lows and we see pockets of compelling value in the natural gas infrastructure sub-sector

Private Energy Infrastructure

●	TEAF closed a term loan debt facility in New Fortress Energy LLC (NFE). NFE was formed primarily to construct LNG re-gas and power generation facilities in underserved markets. The company aims to increase natural gas demand and displace higher cost fuel oil in areas with low levels of natural gas penetration. Their strategy includes sourcing cheap natural gas from the U.S. and transporting it to regions where it can economically compete with more carbon-intense fuel sources, such as fuel oil. Over the longer term, NFE plans to reach net-zero emissions by supplying hydrogen as an additional power source.
●	TEAF closed a convertible debt financing in Sunnova Energy International Inc. (NOVA). NOVA is a leading residential solar and energy storage service provider, serving customers in more than 20 U.S. states and territories. Access to this capital will allow NOVA to fund its continued growth in customer count and battery storage sales, as well as fund the purchase of inventory that the company intends to use to allow related solar energy systems to qualify for a 30% Federal investment tax credit (ITC) by satisfying the 5% safe harbor method. We think this deal provides opportunity to capitalize on cost reductions and increased solar installations in the U.S. residential market.

(unaudited)

20	Tortoise

2020 1st Quarter Report | February 29, 2020

Public Sustainable Infrastructure

●	The fund’s global listed sustainable infrastructure securities performed well during the fiscal quarter providing NAV stability
●	Regulated utilities and waste/environmental services companies performed well during the fiscal quarter due to strong underlying fundamentals
●	Additionally, renewable-focused securities performed well, supported by continued value creation in the renewable value chain

Private Sustainable Infrastructure

●	TEAF did not make any additional private sustainable infrastructure investments during the quarter as the fund previously reached its target allocation in private sustainable deals
●	To date, the fund has invested approximately $44 million in three entities

Social Infrastructure

●	TEAF did not make any additional social infrastructure investments during the quarter
●	Social Infrastructure backlog remains robust and the team believes it is on track to achieve its allocation target over the next 4–6 months

First fiscal quarter highlights
Monthly distributions paid per share	$0.1085
Distribution rate (as of 2/29/2020)	8.5%
Quarter-over-quarter distribution increase (decrease)	0.0%
Year-over-year distribution increase (decrease)	N/A
Cumulative distributions paid per share
to stockholders since inception in March 2019	$1.0850
Market-based total return	0.2%
NAV-based total return	(2.1)%
Premium (discount) to NAV (as of 2/29/2020)	(9.7)%

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	21

Tortoise
Essential Assets Income Term Fund (TEAF) (continued)

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is income from investments less expenses. Income from investments includes the accrued interest from bonds, the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Income from investments decreased approximately 3.5% as compared to 4th quarter 2019 due primarily to the impact of trading activity within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, decreased slightly during the quarter. Total leverage costs decreased approximately 3.1% as compared to 4th quarter 2019, primarily due to lower interest rates during the quarter. As a result of the changes in income and expenses, DCF decreased approximately 4.0% as compared to 4th quarter 2019. In addition, the fund had net realized losses on investments of $1.5 million during 1st quarter 2020.

The fund paid monthly distributions of $0.1085 per share during 1st quarter 2020. The fund’s Board of Directors has declared monthly distributions of $0.1085 per share to be paid during 2nd quarter 2020. The fund has paid cumulative distributions to stockholders of $1.085 per share since its inception in March 2019.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2020 (in thousands):

1st Qtr 2020
Net Investment Income, before income taxes	$1,266
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	1,609
Net premiums on options written	1,217
Other	(268)
DCF	$3,824

Leverage

The fund’s leverage utilization increased $2.6 million as compared to 4th quarter 2019. The fund utilizes all floating rate leverage that had an interest rate of 2.32% and represented 13.1% of total assets at quarter-end. During the period, the fund maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

22	Tortoise

2020 1st Quarter Report | February 29, 2020

TEAF Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2019			2020
	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Interest earned on bonds and notes	$548	$1,164	$1,397	$1,488
Distributions and dividends from investments, net of foreign taxes withheld	3,805	3,576	2,235	2,216
Distributions paid in kind	—	62	144	74
Net premiums on options written	1,137	1,428	1,400	1,217
Total from investments	5,490	6,230	5,176	4,995
Operating Expenses Before Leverage Costs
Advisory fees	546	792	761	772
Other operating expenses	102	165	203	177
	648	957	964	949
Distributable cash flow before leverage costs	4,842	5,273	4,212	4,046
Leverage costs(2)	139	252	229	222
Distributable Cash Flow(3)	$4,703	$5,021	$3,983	$3,824

Net realized loss on investments and foreign currency translation, for the period	$(71)	$(3,168)	$(9,697)	$(1,758)
As a percent of average total assets(4)
Total from investments	11.25%	8.65%	7.46%	7.24%
Operating expenses before leverage costs	1.33%	1.33%	1.39%	1.38%
Distributable cash flow before leverage costs	9.92%	7.32%	6.07%	5.86%
As a percent of average net assets(4)
Total from investments	12.01%	9.73%	8.49%	8.13%
Operating expenses before leverage costs	1.42%	1.50%	1.58%	1.55%
Leverage costs	0.30%	0.39%	0.38%	0.36%
Distributable cash flow	10.29%	7.84%	6.53%	6.22%

Selected Financial Information
Distributions paid on common stock	$1,464	$4,391	$4,392	$4,391
Distributions paid on common stock per share	0.1085	0.3255	0.3255	0.3255
Total assets, end of period	288,040	276,736	271,915	264,801
Average total assets during period(5)	278,413	285,731	278,477	277,296
Leverage(6)	31,500	31,500	32,000	34,600
Leverage as a percent of total assets	10.9%	11.4%	11.8%	13.1%
Net unrealized depreciation, end of period	(15,131)	(22,549)	(15,821)	(19,861)
Net assets, end of period	255,534	243,882	237,461	228,885
Average net assets during period(7)	260,772	253,916	244,483	247,031
Net asset value per common share	18.94	18.08	17.60	16.97
Market value per common share	18.45	16.25	15.60	15.32
Shares outstanding (000’s)	13,491	13,491	13,491	13,491

(1)	Q2 represents the period from March 29, 2019 (commencement of operations) through May 31, 2019. Q3 represents the period from June through August. Q4 represents the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions and the net premiums on options written and decreased by amortization on certain investments.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the margin loan facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise	23

TYG Consolidated Schedule of Investments (unaudited)
February 29, 2020

	Shares	Fair Value
Master Limited Partnerships — 127.5%(1)
Crude Oil Pipelines — 24.7%(1)
United States — 24.7%(1)
BP Midstream Partners LP	248,258	$3,306,797
Genesis Energy L.P.	580,654	5,765,894
NuStar Energy L.P.	2,553,682	57,968,581
PBF Logistics LP	846,445	16,057,062
Plains All American Pipeline, L.P.	4,136,476	56,545,627
Shell Midstream Partners, L.P.	2,936,261	50,239,426
		189,883,387
Natural Gas/Natural Gas Liquids Pipelines — 40.5%(1)
United States — 40.5%(1)
Cheniere Energy Partners LP	300,314	10,180,645
DCP Midstream, LP	2,624,694	40,918,980
Energy Transfer LP(2)	13,168,028	145,901,750
Enterprise Products Partners L.P.	4,917,202	114,767,495
		311,768,870
Natural Gas Gathering/Processing — 18.3%(1)
United States — 18.3%(1)
CNX Midstream Partners LP	2,515,530	29,456,856
Enable Midstream Partners LP	2,839,661	17,605,898
EQM Midstream Partners, LP	2,152,158	37,361,463
Noble Midstream Partners LP	432,663	6,641,377
Western Midstream Partners, LP	3,812,618	49,792,791
		140,858,385
Other — 0.5%(1)
United States — 0.5%(1)
Westlake Chemical Partners LP	198,024	4,093,156
Refined Product Pipelines — 43.5%(1)
United States — 43.5%(1)
Holly Energy Partners, L.P.	2,095,609	43,462,931
Magellan Midstream Partners, L.P.	2,173,299	118,553,460
MPLX LP	5,252,003	106,563,141
Phillips 66 Partners LP	1,206,047	65,572,775
		334,152,307
Total Master Limited Partnerships
(Cost $1,188,232,800)		980,756,105

Common Stock — 34.8%(1)
Crude Oil Pipelines — 1.9%(1)
Canada — 1.9%(1)
Enbridge Inc.	394,490	14,765,761
Marine Transportation — 0.3%(1)
Monaco — 0.3%(1)
GasLog Partners LP	604,490	2,291,017
Natural Gas Gathering/Processing — 13.8%(1)
United States — 13.8%(1)
Antero Midstream Corporation	5,089,311	22,189,396
EnLink Midstream, LLC	4,951,154	18,863,897
Hess Midstream LP	647,635	12,356,876
Targa Resources Corp.	1,625,553	52,667,917
		106,078,086
Natural Gas/Natural Gas Liquids Pipelines — 18.8%(1)
United States — 18.8%(1)
Kinder Morgan Inc.	1,915,320	36,716,684
ONEOK, Inc.	945,346	63,073,485
TC Energy Corp	72,847	3,813,540
The Williams Companies, Inc.	2,157,103	41,092,812
		144,696,521
Total Common Stock
(Cost $365,349,323)		267,831,385

Preferred Stock — 12.4%(1)
Natural Gas/Natural Gas Liquids Pipelines — 9.4%(1)
United States — 9.4%(1)(3)(4)(5)
Altus Midstream Company, 7.000%	10,248	10,704,040
Crestwood Equity Partners LP, 9.25%	7,341,693	61,156,303
		71,860,343
Natural Gas Gathering/Processing — 3.0%(1)
United States — 3.0%(1)
Targa Resources Corp., 9.500%(3)(4)	21,758	23,065,221
Total Preferred Stock
(Cost $98,137,766)		94,925,564

See accompanying Notes to Financial Statements.

24	Tortoise

2020 1st Quarter Report | February 29, 2020

TYG Consolidated Schedule of Investments (unaudited) (continued)
February 29, 2020

	Principal Amount	Fair Value
Corporate Bonds — 3.4%(1)
Refined Product Pipelines — 3.0%(1)
United States — 3.0%(1)
Buckeye Partners,
5.600%, 10/15/2044	$3,000,000	$2,685,000
Buckeye Partners,
5.850%, 11/15/2043	21,000,000	19,320,000
Buckeye Partners,
6.375%, 01/22/2078	1,200,000	960,000
		22,965,000
Natural Gas Gathering/Processing — 0.4%(1)
United States — 0.4%(1)
EnLink Midstream Partners,
6.000%, 12/15/2067	5,100,000	3,366,000
Total Corporate Bonds
(Cost $25,140,988)		26,331,000

Convertible Bond — 1.1%(1)
Renewables — 1.1%(1)
Grand Cayman — 1.1%(1)
Sunnova Energy Intl Inc.,
7.750%, 01/30/2027(3)(4)
(Cost $7,454,244)	7,838,000	8,635,125

Private Investment — 1.7%(1)
Renewables — 1.7%(1)
United States — 1.7%(1)
TK NYS Solar Holdco, LLC(3)(4)(6)
(Cost $53,481,470)	N/A	12,695,714

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.49%(7) (Cost $233,361)	233,361	233,361
Total Investments — 180.9%(1)
(Cost $1,738,029,952)		1,391,408,254
Interest Rate Swap Contracts — (0.0)%(1)
$10,000,000 notional — net unrealized depreciation(8)		(225,948)
Other Assets and Liabilities — 2.3%(1)		17,832,888
Deferred Tax Liability — (9.7)%(1)		(74,487,903)
Credit Facility Borrowings — (9.1)%(1)		(70,300,000)
Senior Notes — (42.9)%(1)		(330,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (21.5)%(1)		(165,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$769,227,291

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $225,948.
(3)	Restricted securities have a total fair value of $55,100,100, which represents 7.2% of net assets. See Note 6 to the financial statements for further disclosure.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(5)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is paid in the form of additional shares.
(6)	Deemed to be an affiliate of the fund. See Affiliated Company Transactions Note 7 and Basis For Consolidation Note 13 to the financial statements for further disclosure.
(7)	Rate indicated is the current yield as of February 29, 2020.
(8)	See Schedule of Interest Rate Swap Contracts and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise	25

NTG Schedule of Investments (unaudited)
February 29, 2020

	Shares	Fair Value
Master Limited Partnerships — 122.5%(1)
Crude Oil Pipelines — 27.8%(1)
United States — 27.8%(1)
BP Midstream Partners LP	885,663	$11,797,031
Delek Logistics Partners, LP	459,756	9,880,156
Genesis Energy L.P.	436,568	4,335,120
NuStar Energy L.P.	1,658,826	37,655,350
PBF Logistics LP	1,029,091	19,521,856
Plains All American Pipeline, L.P.	2,564,912	35,062,347
Shell Midstream Partners, L.P.	2,025,456	34,655,552
		152,907,412
Natural Gas/Natural Gas Liquids Pipelines — 39.1%(1)
United States — 39.1%(1)
Cheniere Energy Partners LP	217,634	7,377,793
DCP Midstream, LP	1,894,757	29,539,262
Energy Transfer LP	8,971,561	99,404,896
Enterprise Products Partners L.P.	3,368,954	78,631,386
		214,953,337
Natural Gas Gathering/Processing — 19.5%(1)
United States — 19.5%(1)
CNX Midstream Partners, LP	2,264,242	26,514,274
Enable Midstream Partners LP	2,373,224	14,713,989
EQM Midstream Partners, LP	1,632,161	28,334,315
Noble Midstream Partners LP	513,408	7,880,813
Western Midstream Partners, LP	2,286,500	29,861,690
		107,305,081
Refined Product Pipelines — 35.0%(1)
United States — 35.0%(1)
Holly Energy Partners, L.P.	1,429,086	29,639,244
Magellan Midstream Partners, L.P.	972,108	53,028,491
MPLX LP	3,542,496	71,877,244
Phillips 66 Partners LP	692,062	37,627,411
		192,172,390
Other — 0.8%(1)
United States — 0.8%(1)
Westlake Chemical Partners LP	202,327	4,182,099
Total Master Limited Partnerships
(Cost $854,919,129)		671,520,319

Common Stock — 34.3%(1)
Crude Oil Pipelines — 2.2%(1)
Canada — 2.2%(1)
Enbridge Inc.	325,569	12,186,048
Marine Transportation — 0.3%(1)
Monaco — 0.3%(1)
GasLog Partners, LP	414,862	1,572,327
Natural Gas Gathering/Processing — 12.8%(1)
United States — 12.8%(1)
Antero Midstream Corp.	3,709,633	16,174,000
EnLink Midstream, LLC	3,200,897	12,195,417
Hess Midstream LP	429,313	8,191,292
Targa Resources Corp.	1,042,041	33,762,128
		70,322,837
Natural Gas/Natural Gas Liquids Pipelines — 19.0%(1)
United States — 19.0%(1)
Kinder Morgan Inc.	1,442,592	27,654,489
ONEOK, Inc.	418,217	27,903,438
TC Energy Corp	50,479	2,642,576
The Williams Companies, Inc.	2,411,085	45,931,169
		104,131,672
Total Common Stock
(Cost $267,714,119)		188,212,884

Preferred Stock — 11.7%(1)
Natural Gas Gathering/Processing — 2.4%(1)
United States — 2.4%(1)
Targa Resources Corp., 9.500%(2)(3)	12,252	12,988,100
Natural Gas/Natural Gas Liquids Pipelines — 9.3%(1)
United States — 9.3%(1)
Altus Midstream Company, 7.00%(2)(3)(4)	7,328	7,653,649
Crestwood Equity Partners LP, 9.25%	5,221,192	43,492,529
		51,146,178
Total Preferred Stock
(Cost $66,723,097)		64,134,278

See accompanying Notes to Financial Statements.

26	Tortoise

2020 1st Quarter Report | February 29, 2020

NTG Schedule of Investments (unaudited) (continued)
February 29, 2020

	Principal Amount	Fair Value
Corporate Bonds — 3.2%(1)
Refined Product Pipelines — 2.8%(1)
United States — 2.8%(1)
Buckeye Partners,
5.600%, 10/15/2044	$5,000,000	$4,475,000
Buckeye Partners,
5.850%, 11/15/2043	10,950,000	10,074,000
Buckeye Partners,
6.375%, 01/22/2078	800,000	640,000
		15,189,000
Natural Gas Gathering/Processing — 0.4%(1)
United States — 0.4%(1)
EnLink Midstream Partners,
6.000%, 12/15/2067	3,400,000	2,244,000
Total Corporate Bonds
(Cost $16,598,203)		17,433,000

Convertible Bond — 1.1%(1)
Renewables — 1.1%(1)
Grand Cayman — 1.1%(1)
Sunnova Energy Intl Inc.,
7.750%, 01/30/2027(2)(3)
(Cost $5,210,999)	5,458,000	6,013,079

	Shares
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
First American Government Obligations Fund,
1.56%(5) (Cost $166,026)	166,026	$166,026
Total Investments — 172.5%(1)
(Cost $1,211,331,573)		947,479,586
Other Assets and Liabilities — 1.7%(1)		9,353,764
Deferred Tax Asset — 0.3%(1)		1,960,073
Credit Facility Borrowings — (3.7)%(1)		(20,500,000)
Senior Notes — (46.8)%(1)		(257,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (24.0)%(1)		(132,000,000)
Total Net Assets Applicable to Common
Stockholders — 100.0%(1)		$549,293,423

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $26,654,828, which represents 4.9% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(4)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is paid in the form of additional shares.
(5)	Rate indicated is the current yield as of February 29, 2020.

See accompanying Notes to Financial Statements.

Tortoise	27

TTP Schedule of Investments (unaudited)
February 29, 2020

	Shares	Fair Value
Common Stock — 106.9%(1)
Marine Transportation — 0.3%(1)
Monaco — 0.3%(1)
GasLog Partners LP	64,973	$246,248
Crude Oil Pipelines — 39.4%(1)
Canada — 27.9%(1)
Gibson Energy Inc	188,122	3,590,751
Enbridge Inc.	396,122	14,826,846
Inter Pipeline Ltd.	384,808	5,693,639
Pembina Pipeline Corporation	187,888	6,768,027
United States — 11.5%(1)
Plains GP Holdings, L.P.	925,383	12,742,524
		43,621,787
Natural Gas Gathering/Processing — 20.1%(1)
United States — 20.1%(1)
Antero Midstream Corporation	671,725	2,928,721
EnLink Midstream, LLC	1,014,463	3,865,103
Equitrans Midstream Corporation	299,763	2,116,327
Hess Midstream LP	179,629	3,427,321
Rattler Midstream LP	13	164
Targa Resources Corp.	304,810	9,875,844
		22,213,480
Natural Gas/Natural Gas Liquids Pipelines — 37.7%(1)
Canada — 8.3%(1)
Keyera Corp.	82,825	1,988,170
TC Energy Corporation	137,605	7,203,622
United States — 29.4%(1)
Kinder Morgan Inc.	511,547	9,806,356
ONEOK, Inc.	226,372	15,103,540
The Williams Companies, Inc.	403,502	7,686,713
		41,788,401
Oil and Gas Production — 8.1%(1)
United States — 8.1%(1)
Cabot Oil & Gas Corporation(2)	75,600	1,053,108
Cimarex Energy Co.(2)	12,700	419,735
Concho Resources Inc.(2)	7,700	523,754
Continental Resources, Inc.(2)	19,700	373,315
Diamondback Energy, Inc.(2)	6,200	384,400
EOG Resources, Inc.(2)	14,800	936,248
EQT Corporation(2)	50,400	295,848
Noble Energy, Inc.(2)	53,800	851,654
Parsley Energy, Inc.(2)	35,000	469,000
Pioneer Natural Resources Company(2)	9,500	1,166,410
Viper Energy Partners LP(2)	89,600	1,597,568
WPX Energy, Inc.(2)(3)	98,800	921,804
		8,992,844
Power — 1.3%(1)
United States — 1.3%(1)
NextEra Energy Partners, LP	25,349	1,461,877
Total Common Stock
(Cost $158,178,124)		118,324,637

Master Limited Partnerships — 36.8%(1)
Crude Oil Pipelines — 5.4%(1)
United States — 5.4%(1)
BP Midstream Partners LP	33,891	451,428
NuStar Energy L.P.	97,068	2,203,444
PBF Logistics LP	56,355	1,069,054
Shell Midstream Partners, L.P.	132,089	2,260,043
		5,983,969
Natural Gas/Natural Gas Liquids Pipelines — 15.1%(1)
United States — 15.1%(1)
DCP Midstream, LP	89,185	1,390,394
Energy Transfer LP	1,080,959	11,977,026
Enterprise Products Partners L.P.	145,209	3,389,178
		16,756,598
Natural Gas Gathering/Processing — 2.6%(1)
United States — 2.6%(1)
CNX Midstream Partners LP	60,605	709,685
Noble Midstream Partners LP	24,065	369,398
Western Midstream Partners, LP	135,890	1,774,723
		2,853,806
Other — 0.2%(1)
United States — 0.2%(1)
Westlake Chemical Partners LP	11,004	227,453
Refined Product Pipelines — 13.5%(1)
United States — 13.5%(1)
Holly Energy Partners, L.P.	162,052	3,360,959
Magellan Midstream Partners, L.P.	57,108	3,115,241
MPLX LP	265,910	5,395,314
Phillips 66 Partners LP	56,933	3,095,447
		14,966,961
Total Master Limited Partnerships
(Cost $49,853,511)		40,788,787

See accompanying Notes to Financial Statements.

28	Tortoise

2020 1st Quarter Report | February 29, 2020

TTP Schedule of Investments (unaudited) (continued)
February 29, 2020

	Shares	Fair Value
Preferred Stock — 5.5%(1)
Natural Gas/Natural Gas Liquids Pipelines — 0.5%(1)
United States — 0.5%(1)
Altus Midstream Company, 7.000%(4)(5)(6)	544	$568,625
Natural Gas Gathering/Processing — 2.0%(1)
United States — 2.0%(1)
Targa Resources Corp., 9.500%(4)(5)	2,108	2,234,649
Power — 3.0%(1)
United States — 3.0%(1)
Sempra Energy, 6.000%, 01/15/2021	28,811	3,227,696
Total Preferred Stock
(Cost $5,250,689)		6,030,970

Short-Term Investment — 0.3%(1)
United States Investment Company — 0.3%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.49%(7) (Cost $319,272)	319,272	319,272
Total Investments — 149.5%(1)
(Cost $213,601,596)		165,463,666
Total Value of Options Written
(Premiums received $207,734)(8) — (0.1)%(1)		(103,773)
Other Assets and Liabilities — 3.0%(1)		3,346,741
Credit Facility Borrowings — (7.2)%(1)		(8,000,000)
Senior Notes — (30.7)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (14.5)%(1)		(16,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$110,706,634

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Restricted securities have a total fair value of $2,803,274, which represents 2.5% of net assets. See Note 6 to the financial statements for further disclosure.
(5)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(6)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is paid in the form of additional shares.
(7)	Rate indicated is the current yield as of February 29, 2020.
(8)	See Schedule of Options Written and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise	29

NDP Schedule of Investments (unaudited)
February 29, 2020

	Shares	Fair Value
Common Stock — 127.5%(1)
Natural Gas/Natural Gas Liquids Pipelines — 12.3%(1)
United States — 12.3%(1)
Cheniere Energy, Inc.(2)	64,300	$3,297,947
The Williams Companies, Inc.	117,774	2,243,595
		5,541,542
Natural Gas Gathering/Processing — 3.9%(1)
United States — 3.9%(1)
Equitrans Midstream Corporation	188,304	1,329,426
Targa Resources Corp.	14,000	453,600
		1,783,026
Oil and Gas Production — 85.1%(1)
United States — 85.1%(1)
Cabot Oil & Gas Corporation(3)	293,600	4,089,848
Cimarex Energy Co.(3)	67,300	2,224,265
Concho Resources Inc.(3)	66,900	4,550,538
Continental Resources, Inc.(3)	95,600	1,811,620
Diamondback Energy, Inc.(3)	64,400	3,992,800
EOG Resources, Inc.(3)	74,000	4,681,240
EQT Corporation(3)	310,400	1,822,048
Noble Energy, Inc.(3)	177,600	2,811,408
Parsley Energy, Inc.(3)	246,800	3,307,120
Pioneer Natural Resources Company(3)	38,800	4,763,864
Range Resources Corporation(2)(3)	649,400	1,798,838
WPX Energy, Inc.(2)(3)	283,600	2,645,988
		38,499,577
Power/Utility — 2.1%(1)
United States — 2.1%(1)
NextEra Energy, Inc.	3,771	953,158
Refining — 24.1%(1)
United States — 24.1%(1)
Delek US Holdings, Inc.(3)	117,700	2,516,426
Marathon Petroleum Corporation(3)	108,100	5,126,102
Valero Energy Corporation(3)	49,200	3,259,500
		10,902,028
Total Common Stock
(Cost $90,220,900)		57,679,331

Master Limited Partnerships — 10.0%(1)
Natural Gas/Natural Gas Liquids Pipelines — 8.8%(1)
United States — 8.8%(1)
Energy Transfer LP	230,654	2,555,646
Enterprise Products Partners L.P.	60,652	1,415,617
		3,971,263
Natural Gas Gathering/Processing — 1.2%(1)
United States — 1.2%(1)
Noble Midstream Partners LP	37,208	571,143
Total Master Limited Partnerships
(Cost $5,485,457)		4,542,406

Preferred Stock — 4.7%(1)
Natural Gas Gathering/Processing — 4.7%(1)
United States — 4.7%(1)
Targa Resources Corp., 9.500%(4)(5)
(Cost $1,688,542)	1,997	2,116,980

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.49%(6) (Cost $43,717)	43,717	43,717
Total Investments — 142.3%(1)
(Cost $97,438,616)		64,382,434
Total Value of Options Written
(Premiums received $517,235)(7) — (0.8)%(1)		(369,252)
Other Assets and Liabilities — 3.6%(1)		1,640,102
Credit Facility Borrowings — (45.1)%(1)		(20,400,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$45,253,284

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	All or a portion of the security represents cover for outstanding call option contracts written.
(4)	Restricted securities have a total fair value of $2,116,980, which represents 4.7% of net assets. See Note 6 to the financial statements for further disclosure.
(5)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(6)	Rate indicated is the current yield as of February 29, 2020.
(7)	See Schedule of Options Written and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

30	Tortoise

2020 1st Quarter Report | February 29, 2020

TPZ Schedule of Investments (unaudited)
February 29, 2020

	Principal Amount	Fair Value
Corporate Bonds — 80.5%(1)
Crude Oil Pipelines — 7.5%(1)
Canada — 7.5%(1)
Enbridge Inc., 5.500%, 07/15/2077	$8,500,000	$8,412,875

Natural Gas/Natural Gas Liquids Pipelines — 33.8%(1)
Canada — 7.3%(1)
TransCanada Corporation, 5.625%, 05/20/2075	7,000,000	7,157,500
TransCanada Corporation, 5.300%, 03/15/2077	1,000,000	1,022,500
United States — 26.5%(1)
Cheniere Corp., 7.000%, 06/30/2024	4,000,000	4,582,208
Cheniere Corp., 5.875%, 03/31/2025	2,000,000	2,243,705
El Paso Corp., 6.500%, 09/15/2020	2,000,000	2,050,346
Florida Gas Transmission Co., LLC, 5.450%, 07/15/2020(2)	1,500,000	1,520,113
NGPL PipeCo LLC, 4.875%, 08/15/2027(2)	2,000,000	2,175,889
ONEOK, Inc., 4.250%, 02/01/2022	4,500,000	4,684,121
ONEOK, Inc., 7.500%, 09/01/2023	2,000,000	2,352,583
Rockies Express Pipeline LLC, 4.950%, 07/15/2029(2)	3,000,000	2,980,172
Ruby Pipeline, LLC, 6.000%, 04/01/2022(2)	1,102,273	1,115,451
Southern Star Central Corp., 5.125%, 07/15/2022(2)	3,000,000	3,039,808
Tallgrass Energy LP, 5.500%, 01/15/2028(2)	3,250,000	2,893,150
		37,817,546
Natural Gas Gathering/Processing — 19.5%(1)
United States — 19.5%(1)
Antero Midstream Partners LP, 5.750%, 03/01/2027	2,000,000	1,360,000
Blue Racer Midstream, LLC, 6.625%, 07/15/2026(2)	5,900,000	5,015,000
EnLink Midstream LLC, 5.375%, 06/01/2029	3,000,000	2,588,640
Hess Corporation, 5.625%, 02/15/2026(2)	4,160,000	4,149,683
The Williams Companies, Inc., 7.875%, 09/01/2021	5,000,000	5,473,219
The Williams Companies, Inc., 4.550%, 06/24/2024	3,000,000	3,275,071
		21,861,613
Oil and Gas Production — 2.1%(1)
United States — 2.1%(1)
Ascent Resources Utica Holdings, LLC, 10.000%, 04/01/2022(2)	1,302,000	1,109,590
Ascent Resources Utica Holdings, LLC, 7.000%, 11/01/2026	2,000,000	1,200,000
		2,309,590
Power/Utility — 14.4%(1)
United States — 14.4%(1)
The AES Corporation, 5.500%, 04/15/2025	4,000,000	4,091,680
Duquesne Light Holdings, Inc., 6.400%, 09/15/2020(2)	3,000,000	3,069,932
Duquesne Light Holdings, Inc., 5.900%, 12/01/2021(2)	2,000,000	2,134,018
NextEra Energy, Inc., 4.800%, 12/01/2077	4,500,000	4,815,000
NV Energy Inc., 6.250%, 11/15/2020	1,000,000	1,031,255
Pattern Energy Group Inc., 5.875%, 02/01/2024(2)	1,000,000	1,020,000
		16,161,885
Refined Product Pipelines — 3.2%(1)
United States — 3.2%(1)
Buckeye Partners, 5.600%, 10/15/2044	2,000,000	1,790,000
Buckeye Partners, 5.850%, 11/15/2043	2,000,000	1,840,000
		3,630,000
Total Corporate Bonds (Cost $90,114,463)		90,193,509

Convertible Bond — 1.6%(1)
Renewables — 1.6%(1)
Grand Cayman — 1.6%(1)
Sunnova Energy Intl Inc., 7.75%, 01/30/2027(2)(3) (Cost $1,498,950)	1,570,000	1,729,669

See accompanying Notes to Financial Statements.

Tortoise	31

TPZ Schedule of Investments (unaudited) (continued)
February 29, 2020

	Shares	Fair Value
Master Limited Partnerships — 32.9%(1)
Crude Oil Pipelines — 5.2%(1)
United States — 5.2%(1)
BP Midstream Partners LP	25,000	$333,000
NuStar Energy L.P.	102,338	2,323,073
PBF Logistics LP	85,868	1,628,916
Shell Midstream Partners, L.P.	89,044	1,523,543
		5,808,532
Natural Gas/Natural Gas Liquids Pipelines — 10.5%(1)
United States — 10.5%(1)
DCP Midstream, LP	96,758	1,508,457
Energy Transfer LP(4)	717,787	7,953,080
Enterprise Products Partners L.P.	98,682	2,303,238
		11,764,775
Natural Gas Gathering/Processing — 2.9%(1)
United States — 2.9%(1)
CNX Midstream Partners, LP	47,302	553,906
Noble Midstream Partners LP	21,975	337,316
Western Midstream Partners, LP	177,622	2,319,743
		3,210,965
Other — 0.2%(1)
United States — 0.2%(1)
Westlake Chemical Partners LP	9,289	192,004

Refined Product Pipelines — 14.1%(1)
United States — 14.1%(1)
Holly Energy Partners, L.P.	136,327	2,827,422
Magellan Midstream Partners, L.P.	56,119	3,061,291
MPLX LP	380,426	7,718,844
Phillips 66 Partners LP	41,654	2,264,728
		15,872,285
Total Master Limited Partnerships (Cost $44,757,586)		36,848,561

Common Stock — 24.1%(1)
Crude Oil Pipelines — 5.7%(1)
United States — 5.7%(1)
Enbridge Inc.	47,888	1,792,448
Plains GP Holdings, L.P.	331,453	4,564,108
		6,356,556
Marine Transportation — 0.2%(1)
Monaco — 0.2%(1)
GasLog Partners LP	50,381	190,944

Natural Gas/Natural Gas Liquids Pipelines — 8.0%(1)
United States — 8.0%(1)
Kinder Morgan Inc.	186,711	3,579,250
ONEOK, Inc.	58,249	3,886,373
The Williams Companies, Inc.	76,673	1,460,621
		8,926,244
Natural Gas Gathering/Processing — 8.5%(1)
United States — 8.5%(1)
Antero Midstream Corp.	444,931	1,939,899
EnLink Midstream LLC	427,306	1,628,036
Equitrans Midstream Corporation	124,779	880,940
Hess Midstream LP	76,984	1,468,855
Targa Resources Corp.	112,927	3,658,835
		9,576,565
Power/Utility — 1.7%(1)
United States — 1.7%(1)
DTE Energy, 6.500%, 10/01/2019	17,229	1,923,962
Total Common Stock (Cost $37,834,484)		26,974,271

See accompanying Notes to Financial Statements.

32	Tortoise

2020 1st Quarter Report | February 29, 2020

TPZ Schedule of Investments (unaudited) (continued)
February 29, 2020

	Shares	Fair Value
Preferred Stock — 4.2%(1)
Natural Gas Gathering/Processing — 1.6%(1)
United States — 1.6%(1)
Targa Resources Corp., 9.500%(2)(3)	1,685	$1,786,235

Natural Gas Liquids Pipelines — 0.5%(1)
United States — 0.5%(1)
Altus Midstream Company, 7.000%(2)(3)(5)	475	495,918

Power/Utility — 2.1%(1)
United States — 2.1%(1)
Sempra Energy, 6.000%, 01/15/2021	21,189	2,373,804
Total Preferred Stock (Cost $4,049,882)		4,655,957

Term Loan — 1.7%(1)
Other — 1.7%(1)
United States — 1.7%(1)
New Fortress Energy, 7.8534%, 1/10/2023 (Cost $1,951,460)	2,000,000	1,950,000

Short-Term Investment — 0.2%(1)
United States Investment Company — 0.3%(1)
Invesco Government & Agency Portfolio — Institutional Class, 1.49%(6) (Cost $202,517)	202,517	202,517
Total Investments — 145.0%(1) (Cost $180,409,342)		162,554,484
Interest Rate Swap Contracts — 0.0%(1)
$3,000,000 notional — net unrealized depreciation(7)		(10,870)
Other Assets and Liabilities — 2.2%(1)		2,451,572
Credit Facility Borrowings — (47.2)%(1)		(52,900,000)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$112,095,186

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $34,234,628 which represents 30.5% of net assets. See Note 6 to the financial statements for further disclosure.
(3)

Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.

(4)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $10,870.
(5)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is paid in the form of additional shares.
(6)	Rate indicated is the current yield as of February 29, 2020.
(7)	See Schedule of Interest Rate Swap Contracts and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise	33

TEAF Consolidated Schedule of Investments (unaudited)
February 29, 2020

	Shares	Fair Value
Common Stock — 41.1%(1)
Natural Gas/Natural Gas Liquids Pipelines — 5.7%(1)
Italy — 1.8%(1)
Snam SpA	803,467	$3,965,712
United States — 3.9%(1)
Cheniere Energy Inc.(2)(3)	82,600	4,236,554
ONEOK, Inc.(4)	46,732	3,117,959
The Williams Companies, Inc.(4)	85,100	1,621,155
		12,941,380
Natural Gas Gathering/Processing — 3.3%(1)
United States — 3.3%(1)
Targa Resources Corp.(2)	232,101	7,520,072

Oil and Gas Production — 2.7%(1)
United States — 2.7%(1)
Cabot Oil & Gas Corporation(2)	211,800	2,950,374
Noble Energy, Inc.(2)	208,700	3,303,721
		6,254,095
Power — 20.0%(1)
Australia — 2.4%(1)
APA Group	235,760	1,649,509
Spark Infrastructure Group	2,744,409	3,772,347
Canada — 1.5%(1)
Algonquin Power & Utilities Corp	233,452	3,548,088
France — 0.3%(1)
Engie SA	4,111	68,211
Italy — 2.6%(1)
Enel SpA	731,420	6,117,237
Portugal — 4.2%(1)
EDP — Energias de Portugal SA	1,330,915	6,200,280
REN — Redes Energeticas Nacionais SGPS SA	1,237,890	3,443,746
Spain — 1.7%(1)
Iberdrola SA	350,472	3,992,837
United States — 1.8%(1)
Covanta Holding Corp(4)	316,092	4,222,989
United Kingdom — 5.5%(1)
National Grid PLC	524,577	6,610,179
SSE PLC	311,504	6,106,747
		45,732,170
Renewables — 6.7%(1)
Canada — 4.0%(1)
Innergex Renewable Energy Inc(4)	295,054	4,326,066
TransAlta Renewables Inc	389,060	4,756,547
United States — 2.7%(1)
Pattern Energy Group Inc A(4)	160,244	4,334,600
TerraForm Power Inc(4)	105,909	1,990,030
		15,407,243
Water Infrastructure — 2.7%(1)
France — 0.7%(1)
Suez	94,620	1,491,625
United Kingdom — 2.0%(1)
Pennon Group PLC	292,218	4,038,913
Pentair PLC	15,726	619,447
		6,149,985
Total Common Stock (Cost $94,896,515)		94,004,945

Master Limited Partnerships — 15.5%(1)
Natural Gas/Natural Gas Liquids Pipelines — 7.6%(1)
United States — 7.6%(1)
DCP Midstream, LP(4)	235,000	3,663,650
Energy Transfer LP(4)	574,030	6,360,252
Enterprise Products Partners L.P.(4)	321,504	7,503,903
		17,527,805
Natural Gas Gathering/Processing — 5.9%(1)
United States — 5.9%(1)
CNX Midstream Partners LP(4)	95,000	1,112,450
Crestwood Equity Partners LP(4)	23,100	481,404
Enable Midstream Partners LP	98,000	607,600
EQM Midstream Partners, LP	140,763	2,443,646
Noble Midstream Partners LP(4)	375,660	5,766,381
Western Midstream Partners, LP(4)	229,900	3,002,494
		13,413,975
Renewables — 2.0%(1)
Canada — 2.0%(1)
Brookfield Renewable Partners LP(4)	92,811	4,634,154
Total Master Limited Partnerships (Cost $49,333,129)		35,575,934

See accompanying Notes to Financial Statements.

34	Tortoise

2020 1st Quarter Report | February 29, 2020

TEAF Consolidated Schedule of Investments (unaudited) (continued)
February 29, 2020

	Principal
	Amount	Fair Value
Corporate Bonds — 13.6%(1)
Crude Oil Pipelines — 2.9%(1)
Canada — 1.8%(1)
Enbridge Inc,
6.250%, 03/01/2078(4)	$4,000,000	$4,200,000
United States — 1.1%(1)
Genesis Energy LP / Genesis
Energy Finance Corp,
6.250%, 05/15/2026(4)	3,000,000	2,505,000
		6,705,000
Education — 0.4%(1)
United States — 0.4%(1)
Village Charter School Inc	800,000	800,000
Healthcare — 2.4%(1)
United States — 2.4%(1)
Grace Commons Property,
15.000%, 10/31/2023(5)	1,825,000	1,825,000
Grace Commons Property,
8.000%, 10/31/2021(5)	3,650,000	3,650,000
		5,475,000
Natural Gas/Natural Gas Liquids Pipelines — 1.8%(1)
Canada — 1.8%(1)
TransCanada Corporation,
5.300%, 03/15/2077(4)	4,000,000	4,090,000
Natural Gas Gathering/Processing — 2.2%(1)
United States — 2.2%(1)
Antero Midstream Partners LP,
5.750%, 01/15/2028(4)(5)	3,750,000	2,568,750
Blue Racer Midstream, LLC,
6.625%, 07/15/2026(4)(5)	3,000,000	2,550,000
		5,118,750
Oil and Gas Production — 2.9%(1)
United States — 2.9%(1)
Ascent Resources Utica Holdings, LLC,
7.000%, 11/01/2026(4)	3,500,000	2,100,000
Southwestern Energy Co,
7.750%, 10/01/2027(4)	3,000,000	2,272,500
Southwestern Energy Co,
7.500%, 04/01/2026(4)	3,000,000	2,280,000
		6,652,500
Senior Living — 1.0%(1)
United States — 1.0%(1)
Realco Perry Hall MD LLC/OPCO,
10.000%, 10/01/2024(5)	2,280,000	2,271,879
Total Corporate Bonds
(Cost $34,396,806)		31,113,129

	Principal
	Amount/Shares
Preferred Bonds — 5.2%(1)
Natural Gas Gathering/Processing — 2.9%(1)
United States — 2.9%(1)
DCP Midstream LP,
7.375% 06/15/2067(4)	$5,000,000	4,550,000
EnLink Midstream Partners LP,
6.000%, 12/15/2067	3,000,000	1,980,000
		6,530,000
Natural Gas/Natural Gas Liquids Pipelines — 2.3%(1)
United States — 2.3%(1)
Energy Transfer Operating LP,
6.250%, 02/15/2068(4)	6,000,000	5,349,060
Total Preferred Bonds
(Cost $13,206,162)		11,879,060

Preferred Stock — 6.3%(1)
Natural Gas/Natural Gas Liquids Pipelines — 2.5%(1)
United States — 2.5%(1)
Crestwood Equity Partners LP, 9.25%(4)	161,120	1,342,130
Altus Midstream Company, 7.000%(5)(6)(7)	4,220	4,407,929
		5,750,059
Natural Gas Gathering/Processing — 1.9%(1)
United States — 1.9%(1)
Targa Resources Corp., 9.500%(5)(6)	4,000	4,240,320
Renewables — 0.7%(1)
United States — 0.7%(1)
NextEra Energy, Inc.	29,410	1,490,793
Water Utilities — 1.2%(1)
United States — 1.2%(1)
Essential Utilities, Inc.	50,000	2,847,000
Total Preferred Stock
(Cost $13,953,866)		14,328,172

See accompanying Notes to Financial Statements.

Tortoise	35

TEAF Consolidated Schedule of Investments (unaudited) (continued)
February 29, 2020

	Principal
	Amount/Shares	Fair Value
Private Investments — 17.9%(1)
Natural Gas/Natural Gas Liquids Pipelines — 0.9%(1)
Mexico — 0.9%(1)
Mexico Pacific Limited LLC (MPL)
Series A(5)(6)	88,889	$2,000,000
Renewables — 17.0%(1)
United States — 17.0%(1)
Renewable Holdco, LLC(5)(6)(8)	N/A	14,036,820
Renewable Holdco I, LLC(5)(6)(8)	N/A	23,790,485
Renewable Holdco II, LLC(5)(6)(8)	N/A	1,082,193
		38,909,498
Total Private Investments
(Cost $42,817,381)		40,909,498

Municipal Bonds — 5.9%(1)
Education — 0.1%(1)
United States — 0.1%(1)
Public Finance Authority Educational
Facility Revenue,
12.000%, 10/01/2029	185,000	186,460
Other — 5.8%(1)
United States — 5.8%(1)
Florida — 0.5%(1)
Florida Development Finance Corp,
10.000%, 07/01/2025	445,000	445,142
Florida Development Finance Corp,
10.000%, 02/15/2028	595,000	602,610
		1,047,752
Pennsylvania — 1.4%(1)
Philadelphia Authority for Industrial
Development,
10.000%, 06/15/2030	3,135,000	3,187,950
Wisconsin — 3.9%(1)
Public Finance Authority,
9.000%, 06/01/2029	8,925,000	9,043,613
Total Municipal Bonds
(Cost $13,285,000)		13,465,775

Construction Note — 1.5%(1)
Renewables — 1.5%(1)
Bermuda — 1.5%(1)
Saturn Solar Bermuda 1 Ltd.,
6.000%, 06/30/2020
(Cost $3,770,670)(5)(6)	3,510,000	3,530,358

Convertible Bond — 2.7%(1)
Renewables — 2.7%(1)
Grand Cayman — 2.7%(1)
Sunnova Energy Intl Inc.,
7.750%, 01/30/2027
(Cost $5,336,071)(5)(6)	5,589,000	6,157,401

Term Loan — 2.1%(1)
Other — 2.1%(1)
United States — 2.1%(1)
New Fortress Energy,
7.8534%, 01/10/2023
(Cost $4,878,649)	5,000,000	4,875,000

Short-Term Investment — 0.2%(1)
United States Investment Company — 0.2%(1)
First American Government Obligations Fund,
1.94%(9) (Cost $484,990)	484,990	484,990
Total Investments — 112.0%(1)
(Cost $276,359,239)		256,324,262
Total Value of Options Written
(Premiums received $216,989)(10) — (0.1)%(1)		(126,163)
Deferred Tax Asset — 0.3%(1)		756,235
Other Assets and Liabilities — 2.9%(1)		6,530,238
Credit Facility Borrowings — (15.1)%(1)		(34,600,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$228,884,572

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 11 to the financial statements for further disclosure.
(5)	Restricted securities have a total fair value of $72,111,135 which represents 31.5% of net assets. See Note 7 to the financial statements for further disclosure.
(6)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(7)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is paid in the form of additional shares.
(8)	Deemed to be an affiliate of the fund. See Notes 7 and 13 to the financial statements for further disclosure.
(9)	Rate indicated is the current yield as of February 29, 2020.
(10)	See Schedule of Options Written and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

36	Tortoise

2020 1st Quarter Report | February 29, 2020

Schedule of Interest Rate Swap Contracts (unaudited)
February 29, 2020

TYG
			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Depreciation
The Bank of Nova Scotia	09/02/2021	$10,000,000	2.381%	1-month U.S. Dollar LIBOR	$(225,948)

TPZ
			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TPZ	TPZ	Depreciation
Wells Fargo Bank, N.A.	08/06/2020	$3,000,000	2.180%	3-month U.S. Dollar LIBOR	$(10,870)

See accompanying Notes to Financial Statements.

Tortoise	37

Schedule of Options Written (unaudited)
February 29, 2020

TTP
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Cabot Oil & Gas Corporation	March 2020	$16.50	756	$1,247,400	$(12,403)
Cimarex Energy Co.	March 2020	45.00	127	571,500	(2,540)
Concho Resources Inc.	March 2020	86.60	77	666,820	(5,363)
Continental Resources, Inc.	March 2020	26.70	197	525,990	(2,183)
Diamondback Energy, Inc.	March 2020	83.50	62	517,700	(1,309)
EOG Resources, Inc.	March 2020	81.00	148	1,198,800	(5,624)
EQT Corporation	March 2020	6.00	504	302,400	(30,240)
Noble Energy, Inc.	March 2020	19.00	538	1,022,200	(15,376)
Parsley Energy, Inc.	March 2020	18.30	350	640,500	(1,093)
Pioneer Natural Resources Company	March 2020	151.00	95	1,434,500	(11,610)
Viper Energy Partners LP	March 2020	25.00	896	2,240,000	(4,480)
WPX Energy, Inc.	March 2020	12.45	988	1,230,060	(11,552)
Total Value of Call Options Written (Premiums received $207,734)				$11,597,870	$(103,773)

NDP
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Cabot Oil & Gas Corporation	March 2020	$16.50	2,936	$4,844,400	$(29,360)
Cimarex Energy Co.	March 2020	46.50	673	3,129,450	(10,407)
Concho Resources Inc.	March 2020	93.00	669	6,221,700	(21,915)
Continental Resources, Inc.	March 2020	29.60	956	2,829,760	(3,055)
Delek US Holdings, Inc.	March 2020	30.00	1,177	3,531,000	(7,062)
Diamondback Energy, Inc.	March 2020	85.00	644	5,474,000	(16,100)
EOG Resources, Inc.	March 2020	89.00	740	6,586,000	(8,710)
EQT Corporation	March 2020	6.55	3,104	2,033,120	(131,610)
Marathon Petroleum Corporation	March 2020	66.00	1,081	7,134,600	(31,920)
Noble Energy, Inc.	March 2020	21.40	1,776	3,800,640	(12,647)
Parsley Energy, Inc.	March 2020	19.20	2,468	4,738,560	(3,599)
Pioneer Natural Resources Company	March 2020	162.00	388	6,285,600	(19,395)
Range Resources Corporation	March 2020	3.63	6,494	2,357,322	(64,767)
Valero Energy Corporation	March 2020	93.00	492	4,575,600	(1,615)
WPX Energy, Inc.	March 2020	14.00	2,836	3,970,400	(7,090)
Total Value of Call Options Written (Premiums received $517,235)				$67,512,152	$(369,252)

See accompanying Notes to Financial Statements.

38	Tortoise

2020 1st Quarter Report | February 29, 2020

Schedule of Options Written (unaudited) (continued)
February 29, 2020

TEAF
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Cabot Oil & Gas Corporation	March 2020	$16.00	2,118	$3,388,800	$(31,770)
Cheniere Energy Inc.	March 2020	57.50	826	4,749,500	(32,214)
Noble Energy, Inc.	March 2020	19.30	2,087	4,027,910	(50,574)
Targa Resources Corp.	March 2020	42.00	2,321	9,748,200	(11,605)
Total Value of Call Options Written (Premiums received $216,989)				$21,914,410	$(126,163)

See accompanying Notes to Financial Statements.

Tortoise	39

Statements of Assets & Liabilities (unaudited)
February 29, 2020

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Assets
Investments in unaffiliated securities at fair value(2)	$1,378,712,540	$947,479,586
Investments in affiliated securities at fair value(3)	12,695,714	—
Cash	—	—
Receivable for Adviser fee waiver	—	—
Receivable for investments sold	10,163,795	10,141,728
Dividends, distributions and interest receivable from investments	1,771,684	1,383,693
Tax reclaims receivable	—	—
Escrow receivable	848,930	—
Current tax asset	11,294,761	3,030,310
Deferred tax asset	—	1,960,073
Prepaid expenses and other assets	758,701	280,780
Total assets	1,416,246,125	964,276,170
Liabilities
Call options written, at fair value(4)	—	—
Payable to Adviser	2,741,665	1,896,722
Accrued directors’ fees and expenses	40,328	36,464
Payable for investments purchased	—	—
Accrued expenses and other liabilities	5,426,185	4,143,247
Unrealized depreciation of interest rate swap contracts	225,948	—
Deferred tax liability	74,487,903	—
Credit facility borrowings	70,300,000	20,500,000
Senior notes, net(5)	329,597,296	256,781,294
Mandatory redeemable preferred stock, net(6)	164,199,509	131,625,020
Total liabilities	647,018,834	414,982,747
Net assets applicable to common stockholders	$769,227,291	$549,293,423
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$53,732	$63,208
Additional paid-in capital	675,883,127	580,014,406
Total distributable earnings (loss)	93,290,432	(30,784,191)
Net assets applicable to common stockholders	$769,227,291	$549,293,423
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	53,732,462	63,208,377
Net Asset Value per common share outstanding (net assets applicable to common stock, divided by common shares outstanding)	$14.32	$8.69

(1) Consolidated Statement of Assets and Liabilities (See Note 13 to the financial statements for further disclosure).
(2) Investments in unaffiliated securities at cost	$1,684,548,482	$1,211,331,573
(3) Investments in affiliated securities at cost	$53,481,470	$—
(4) Call options written, premiums received	$—	$—
(5) Deferred debt issuance and offering costs	$402,704	$218,706
(6) Deferred offering costs	$800,491	$374,980

See accompanying Notes to Financial Statements.

40	Tortoise

2020 1st Quarter Report | February 29, 2020

		Tortoise Power	Tortoise
Tortoise Pipeline	Tortoise Energy	and Energy	Essential Assets
& Energy	Independence	Infrastructure	Income Term
Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund (1)

$165,463,666	$64,382,434	$162,554,484	$217,414,764
—	—	—	38,909,498
—	—	—	17,550
—	—	—	116,890
3,726,949	1,852,122	1,657,074	5,298,949
403,637	200,596	1,492,087	2,001,477
—	—	12,238	278,359
—	—	—	—
—	—	—	—
—	—	—	756,235
85,571	3,416	2,357	7,396
169,679,823	66,438,568	165,718,240	264,801,118

103,773	369,252	—	126,163
364,653	160,065	284,156	631,206
25,016	24,075	24,160	25,669
—	—	—	313,620
623,542	231,892	403,868	219,888
—	—	10,870	—
—	—	—	—
8,000,000	20,400,000	52,900,000	34,600,000
33,930,610	—	—	—
15,925,595	—	—	—
58,973,189	21,185,284	53,623,054	35,916,546
$110,706,634	$45,253,284	$112,095,186	$228,884,572

$10,016	$14,768	$6,951	$13,491
188,617,861	221,115,886	128,276,550	259,716,883
(77,921,243)	(175,877,370)	(16,188,315)	(30,845,802)
$110,706,634	$45,253,284	$112,095,186	$228,884,572

100,000,000	100,000,000	100,000,000	100,000,000
10,016,413	14,767,968	6,951,333	13,491,127

$11.05	$3.06	$16.13	$16.97

$213,601,596	$97,438,616	$180,409,342	$235,541,858
$—	$—	$—	$40,817,381
$207,734	$517,235	$—	$216,989
$69,390	$—	$—	$—
$74,405	$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise	41

Statements of Operations (unaudited)
Period from December 1, 2019 through February 29, 2020

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Investment Income
Distributions from master limited partnerships	$34,960,508	$23,167,978
Dividends and distributions from common stock	3,507,786	4,289,137
Dividends and distributions from preferred stock	2,164,756	1,472,893
Less return of capital on distributions(2)	(34,474,869)	(25,303,321)
Less foreign taxes withheld	(32,347)	(45,073)
Net dividends and distributions from investments	6,125,834	3,581,614
Interest income	714,003	489,822
Total Investment Income	6,839,837	4,071,436
Operating Expenses
Advisory fees	4,143,284	2,868,282
Administrator fees	118,144	107,873
Professional fees	90,817	64,140
Directors’ fees	51,100	45,577
Stockholder communication expenses	50,510	32,289
Custodian fees and expenses	17,441	12,132
Fund accounting fees	19,917	18,164
Registration fees	14,523	15,618
Stock transfer agent fees	5,470	5,470
Franchise fees	957	—
Other operating expenses	37,867	17,821
Total Operating Expenses	4,550,030	3,187,366
Leverage Expenses
Interest expense	3,929,296	3,058,389
Distributions to mandatory redeemable preferred stockholders	1,730,000	1,339,450
Amortization of debt issuance costs	100,320	68,893
Other leverage expenses	64,385	31,941
Total Leverage Expenses	5,824,001	4,498,673
Total Expenses	10,374,031	7,686,039
Less fees waived by Adviser (Note 4)	—	—
Net Expenses	10,374,031	7,686,039
Net Investment Income (Loss), before Income Taxes	(3,534,194)	(3,614,603)
Current tax benefit	90,544	706,223
Deferred tax benefit (expense)	315,344	(189,683)
Net Investment Income (Loss)	(3,128,306)	(3,098,063)
Realized and Unrealized Loss on Investments and Foreign Currency
Net realized gain (loss) on investments in unaffiliated securities	(22,481,559)	(9,070,593)
Net realized gain (loss) on options	60,673	85,772
Net realized loss on interest rate swap settlements	(15,762)	—
Net realized loss on currency futures	—	—
Net realized gain (loss) on foreign currency and translation of other assets and liabilities denominated in foreign currency	—	—
Net realized gain (loss), before income taxes	(22,436,648)	(8,984,821)
Deferred tax benefit	5,241,262	2,068,306
Net realized gain (loss)	(17,195,386)	(6,916,515)
Net unrealized depreciation of investments in unaffiliated securities	(154,410,350)	(121,448,595)
Net unrealized depreciation of investments in affiliated securities	(1,397,377)	—
Net unrealized depreciation of options	(63,848)	(69,929)
Net unrealized depreciation of interest rate swap contracts	(64,108)	—
Net unrealized appreciation of forward currency contracts	—	—
Net unrealized appreciation (depreciation) of other assets and liabilities due to foreign currency translation	(2,185)	(1,612)
Net unrealized depreciation, before income taxes	(155,937,868)	(121,520,136)
Deferred tax benefit	36,427,648	27,973,935
Net unrealized depreciation	(119,510,220)	(93,546,201)
Net Realized and Unrealized Loss	(136,705,606)	(100,462,716)
Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(139,833,912)	$(103,560,779)

(1)	Consolidated Statement of Operations (See Note 13 to the financial statements for further disclosure).
(2)	Return of Capital may be in excess of current year distributions due to prior year adjustments. See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

42	Tortoise

2020 1st Quarter Report | February 29, 2020

		Tortoise Power	Tortoise
Tortoise Pipeline	Tortoise Energy	and Energy	Essential Assets
& Energy	Independence	Infrastructure	Income Term
Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund (1)(2)

$1,240,749	$184,501	$1,260,511	$1,384,172
2,551,015	423,684	563,050	977,350
21,895	47,429	84,218	254,393
(2,472,032)	(162,640)	(1,570,929)	(1,609,243)
(99,333)	—	(4,387)	(64,668)
1,242,294	492,974	332,463	942,004
1,346	1,173	1,311,811	1,494,793
1,243,640	494,147	1,644,274	2,436,797

548,301	247,112	425,872	947,579
22,938	11,986	20,931	27,568
45,249	36,713	45,978	90,856
37,121	36,126	30,580	38,383
16,060	11,798	21,523	11,999
1,995	2,992	1,793	2,457
8,770	6,410	5,967	8,242
6,096	6,194	6,080	(13,058)
2,338	3,189	3,979	3,798
—	—	—	—
6,746	12,791	4,255	6,201
695,614	375,311	566,958	1,124,025

395,566	183,713	369,024	222,620
182,800	—	—	—
10,157	—	—	—
6,470	—	—	—
594,993	183,713	369,024	222,620
1,290,607	559,024	935,982	1,346,645
—	—	—	(175,478)
1,290,607	559,024	935,982	1,171,167
(46,967)	(64,877)	708,292	1,265,630
—	—	—	—
—	—	—	337,265
(46,967)	(64,877)	708,292	1,602,895

(5,809,962)	(3,945,288)	1,376,196	(1,842,939)
(2,610)	1,071,963	—	545,236
—	—	(2,083)	—
—	—	—	(534,591)

3,110	—	(102)	85,126
(5,809,462)	(2,873,325)	1,374,011	(1,747,168)
—	—	—	—
(5,809,462)	(2,873,325)	1,374,011	(1,747,168)
(10,427,178)	(11,675,375)	(10,393,016)	(2,741,339)
—	—	—	(1,515,285)
(38,179)	(206,677)	—	(191,222)
—	—	(2,281)	—
—	—	—	320,491
(3,464)	—	—	86,884
(10,468,821)	(11,882,052)	(10,395,297)	(4,040,471)
—	—	—	—
(10,468,821)	(11,882,052)	(10,395,297)	(4,040,471)
(16,278,283)	(14,755,377)	(9,021,286)	(5,787,639)
$(16,325,250)	$(14,820,254)	$(8,312,994)	$(4,184,744)

See accompanying Notes to Financial Statements.

Tortoise	43

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.(1)
	Period from
	December 1, 2019	Year Ended
	through	November 30,
	February 29, 2020	2019
	(unaudited)
Operations
Net investment income (loss)	$(3,128,306)	$(16,044,174)
Net realized gain (loss)	(17,195,386)	29,052,706
Net unrealized appreciation (depreciation)	(119,510,220)	(204,418,240)
Net decrease in net assets applicable to common stockholders resulting from operations	(139,833,912)	(191,409,708)
Distributions to Common Stockholders
From distributable earnings	—	—
From return of capital	(21,224,322)	(140,587,568)
Total distributions to common stockholders	(21,224,322)	(140,587,568)
Capital Stock Transactions
Proceeds from issuance of common shares through offerings	—	—
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(6,953)
Issuance of common shares from reinvestment of distributions to stockholders	—	1,990,050
Net increase (decrease) in net assets applicable to common stockholders
from capital stock transactions	—	1,983,097
Total increase (decrease) in net assets applicable to common stockholders	(161,058,234)	(330,014,179)
Net Assets
Beginning of period	930,285,525	1,260,299,704
End of period	$769,227,291	$930,285,525

Transactions in common shares
Shares outstanding at beginning of period	53,732,462	53,635,054
Shares issued through offerings	—	—
Shares issued through reinvestment of distributions	—	97,408
Shares outstanding at end of period	53,732,462	53,732,462

(1)	Consolidated Statement of Changes in Net Assets (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

44	Tortoise

2020 1st Quarter Report | February 29, 2020

Tortoise Midstream Energy Fund, Inc.		Tortoise Pipeline & Energy Fund, Inc.
Period from		Period from
December 1, 2019	Year Ended	December 1, 2019	Year Ended
through	November 30,	through	November 30,
February 29, 2020	2019	February 29, 2020	2019
(unaudited)		(unaudited)

$(3,098,063)	$(17,549,941)	$(46,967)	$(1,235,742)
(6,916,515)	(35,175,815)	(5,809,462)	(15,534,668)
(93,546,201)	(87,752,183)	(10,468,821)	(2,671,988)
(103,560,779)	(140,477,939)	(16,325,250)	(19,442,398)

—	—	(322)	—
(14,853,969)	(106,822,149)	(2,854,355)	(13,872,732)
(14,853,969)	(106,822,149)	(2,854,677)	(13,872,732)

—	—	—	—
—	(24,715)	—	—
—	—	—	—

—	(24,715)	—	—
(118,414,748)	(247,324,803)	(19,179,927)	(33,315,130)

667,708,171	915,032,974	129,886,561	163,201,691
$549,293,423	$667,708,171	$110,706,634	$129,886,561

63,208,377	63,208,377	10,016,413	10,016,413
—	—	—	—
—	—	—	—
63,208,377	63,208,377	10,016,413	10,016,413

See accompanying Notes to Financial Statements.

Tortoise	45

Statements of Changes in Net Assets (continued)

	Tortoise Energy Independence Fund, Inc.
	Period from
	December 1, 2019	Year Ended
	through	November 30,
	February 29, 2020	2019
	(unaudited)
Operations
Net investment income (loss)	$(64,877)	$(1,490,748)
Net realized gain (loss)	(2,873,325)	(83,448,293)
Net unrealized appreciation (depreciation)	(11,882,052)	29,302,069
Net decrease in net assets applicable to common stockholders resulting from operations	(14,820,254)	(55,636,972)
Distributions to Common Stockholders
From distributable earnings	—	—
From return of capital	(1,476,797)	(15,828,822)
Total distributions to common stockholders	(1,476,797)	(15,828,822)
Capital Stock Transactions
Proceeds from issuance of common shares through offerings	—	—
Underwriting discounts and offering expenses associated with the issuance of common stock	—	—
Issuance of common shares from reinvestment of distributions to stockholders	—	527,895
Net increase (decrease) in net assets applicable to common stockholders
from capital stock transactions	—	527,895
Total increase (decrease) in net assets applicable to common stockholders	(16,297,051)	(70,937,899)
Net Assets
Beginning of period	61,550,335	132,488,234
End of period	$45,253,284	$61,550,335

Transactions in common shares
Shares outstanding at beginning of period	14,767,968	14,696,260
Shares issued through offerings	—	—
Shares issued through reinvestment of distributions	—	71,708
Shares outstanding at end of period	14,767,968	14,767,968

(1)	Consolidated Statement of Changes in Net Assets (See Note 13 to the financial statements for further disclosure).
(2)	Commencement of operations.

See accompanying Notes to Financial Statements.

46	Tortoise

2020 1st Quarter Report | February 29, 2020

Tortoise Power and Energy
Infrastructure Fund, Inc.		Tortoise Essential Assets Income Term Fund(1)
Period from		Period from	Period from
December 1, 2019	Year Ended	December 1, 2019	March 29, 2019(2)
through	November 30,	through	through
February 29, 2020	2019	February 29, 2020	November 30, 2019
(unaudited)		(unaudited)

$708,292	$2,722,077	$1,602,895	$4,144,381
1,374,011	4,821,830	(1,747,168)	(10,438,827)
(10,395,297)	(11,426,405)	(4,040,471)	(15,820,905)
(8,312,994)	(3,882,498)	(4,184,744)	(22,115,351)

(2,606,750)	(9,729,252)	—	(4,545,707)
—	(697,748)	(4,391,362)	(5,700,804)
(2,606,750)	(10,427,000)	(4,391,362)	(10,246,511)

—	—	—	269,722,540
—	—	—	—
—	—	—	—

—	—	—	269,722,540
(10,919,744)	(14,309,498)	(8,576,106)	237,360,678

123,014,930	137,324,428	237,460,678	100,000
$112,095,186	$123,014,930	$228,884,572	$237,460,678

6,951,333	6,951,333	13,491,127	5,000
—	—	—	13,486,127
—	—	—	—
6,951,333	6,951,333	13,491,127	13,491,127

See accompanying Notes to Financial Statements.

Tortoise	47

Statements of Cash Flows (unaudited)
Period from December 1, 2019 through February 29, 2020

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$40,051,593	$28,293,820
Purchases of long-term investments	(110,710,748)	(90,570,796)
Proceeds from sales of long-term investments	163,788,101	137,549,651
Sales (purchases) of short-term investments, net	(11,763)	134,927
Proceeds from litigation settlement	1,834	—
Call options written, net	(66,903)	(29,401)
Proceeds (payments) on interest rate swap contracts, net	(15,762)	—
Payments on forward currency contracts, net	—	—
Interest received on securities sold, net	—	—
Interest expense paid	(5,084,769)	(2,778,053)
Distributions to mandatory redeemable preferred stockholders	(3,460,000)	(1,339,450)
Other leverage expenses paid	—	(3,026)
Income taxes paid	(66,003)	(4,354)
Operating expenses paid	(4,601,258)	(3,299,349)
Net cash provided by operating activities	79,824,322	67,953,969
Cash Flows From Financing Activities
Advances (payments) on credit facilities, net	(23,600,000)	(33,100,000)
Repayment of senior notes	(35,000,000)	(20,000,000)
Distributions paid to common stockholders	(21,224,322)	(14,853,969)
Net cash used in financing activities	(79,824,322)	(67,953,969)
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

(1)	Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

48	Tortoise

2020 1st Quarter Report | February 29, 2020

		Tortoise Power	Tortoise
Tortoise Pipeline	Tortoise Energy	and Energy	Essential Assets
& Energy	Independence	Infrastructure	Income Term
Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund (1)

$3,685,496	$690,654	$3,417,744	$4,028,391
(17,670,262)	(18,955,978)	(17,504,124)	(48,844,409)
22,136,039	25,122,352	18,649,416	47,802,012
(82,670)	255,444	42,066	(74,864)
—	—	—	—
(20,454)	1,055,190	—	258,846
—	—	(2,083)	—
—	—	—	(534,591)
—	—	131,228	—
(511,885)	(209,587)	(381,525)	(219,623)
(182,800)	—	—	—
—	—	—	—
—	—	—	—
(698,787)	(381,278)	(558,595)	(985,292)
6,654,677	7,576,797	3,794,127	1,430,470

(3,800,000)	(6,100,000)	(1,200,000)	2,600,000
—	—	—	—
(2,854,677)	(1,476,797)	(2,606,750)	(4,391,362)
(6,654,677)	(7,576,797)	(3,806,750)	(1,791,362)
—	—	(12,623)	(360,892)
—	—	12,623	378,442
$—	$—	$—	$17,550

See accompanying Notes to Financial Statements.

Tortoise	49

Statements of Cash Flows (unaudited) (continued)
Period from December 1, 2019 through February 29, 2020

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Reconciliation of net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net decrease in net assets applicable to common stockholders resulting from operations	$(139,833,912)	$(103,560,779)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(110,710,748)	(90,570,796)
Proceeds from sales of long-term investments	171,606,971	145,399,943
Sales (purchases) of short-term investments, net	(11,763)	134,927
Proceeds from litigation settlement	1,834	—
Call options written, net	(66,903)	(29,401)
Return of capital on distributions received	34,474,869	25,303,321
Deferred tax benefit	(41,984,254)	(29,852,558)
Net unrealized depreciation	155,937,868	121,520,136
Amortization (accretion) of market premium (discount), net	(115,685)	(90,751)
Net realized (gain) loss	22,420,886	8,984,821
Amortization of debt issuance costs	100,320	68,893
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	(1,147,428)	(990,186)
Increase in current tax asset	(156,547)	(710,577)
Increase in receivable for investments sold	(7,818,870)	(7,850,292)
Decrease in receivable for premiums on options written	—	—
(Increase) decrease in prepaid expenses and other assets	84,509	37,062
Decrease in payable for investments purchased	—	—
Increase (decrease) in payable to Adviser, net of fees waived	(191,618)	(157,663)
Increase (decrease) in accrued expenses and other liabilities	(2,765,207)	317,869
Total adjustments	219,658,234	171,514,748
Net cash provided by operating activities	$79,824,322	$67,953,969

(1)	Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

50	Tortoise

2020 1st Quarter Report | February 29, 2020

		Tortoise Power	Tortoise
Tortoise Pipeline	Tortoise Energy	and Energy	Essential Assets
& Energy	Independence	Infrastructure	Income Term
Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund(1)

$(16,325,250)	$(14,820,254)	$(8,312,994)	$(4,184,744)

(17,670,262)	(18,955,978)	(17,504,124)	(48,217,168)
25,862,988	26,974,474	20,306,490	53,100,961
(82,670)	255,444	42,066	(74,864)
—	—	—	—
(20,454)	1,055,190	—	192,111
2,472,032	162,640	1,570,929	1,609,243
—	—	—	(337,265)
10,468,821	11,882,052	10,395,297	4,040,471
—	—	77,986	(107,861)
5,809,462	2,873,325	(1,376,094)	1,212,577
10,157	—	—	—

(30,176)	33,867	255,783	90,212
—	—	—	—
(3,726,949)	(1,852,122)	(1,657,074)	(5,298,949)
—	—	—	66,735
8,939	6,207	3,545	(3,774)
—	—	—	(627,241)
(6,892)	(12,838)	(7,763)	6,543
(115,069)	(25,210)	80	(36,517)
22,979,927	22,397,051	12,107,121	5,615,214
$6,654,677	$7,576,797	$3,794,127	$1,430,470

See accompanying Notes to Financial Statements.

Tortoise	51

TYG Financial Highlights

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 29, 2020	2019	2018	2017	2016	2015
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$17.31	$23.50	$23.93	$28.83	$29.28	$49.34
Income (Loss) from Investment Operations
Net investment loss(2)	(0.06)	(0.30)	(0.49)	(0.65)	(0.78)	(0.62)
Net realized and unrealized gain (loss)(2)	(2.53)	(3.27)	2.59	(1.64)	2.94	(16.85)
Total income (loss) from investment
operations	(2.59)	(3.57)	2.10	(2.29)	2.16	(17.47)
Distributions to Common Stockholders
From return of capital	(0.40)	(2.62)	(2.62)	(2.62)	(2.62)	(2.59)
Capital Stock Transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	—	(0.00)	0.09	0.01	0.01	(0.00)
Net Asset Value, end of period	$14.32	$17.31	$23.50	$23.93	$28.83	$29.28
Per common share market value,
end of period	$12.65	$16.82	$22.59	$25.86	$30.63	$26.57
Total investment return based on
market value(4)(5)	(22.44)%	(15.46)%	(3.42)%	(7.49)%	26.21%	(37.86)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$769,227	$930,286	$1,260,300	$1,181,528	$1,412,274	$1,405,733
Average net assets (000’s)	$991,440	$1,203,943	$1,388,683	$1,406,724	$1,345,764	$1,974,038
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.68%	1.62%	1.58%	1.74%	1.74%	1.76%
Other operating expenses	0.17	0.14	0.13	0.12	0.12	0.10
Total operating expenses,
before fee waiver	1.85	1.76	1.71	1.86	1.86	1.86
Fee waiver(7)	—	(0.00)	(0.04)	(0.00)	(0.01)	—
Total operating expenses	1.85	1.76	1.67	1.86	1.85	1.86
Leverage expenses	2.36	2.15	1.87	1.78	2.29	1.75
Income tax expense (benefit)(8)	(17.07)	(5.49)	(11.02)	(5.28)	4.64	(24.50)
Total expenses	(12.86)%	(1.58)%	(7.48)%	(1.64)%	8.78%	(20.89)%

See accompanying Notes to Financial Statements.

52	Tortoise

2020 1st Quarter Report | February 29, 2020

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 29, 2020	2019	2018	2017	2016	2015
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(1.27)%	(1.33)%	(1.89)%	(2.27)%	(2.83)%	(1.50)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(1.27)%	(1.33)%	(1.85)%	(2.27)%	(2.82)%	(1.50)%
Portfolio turnover rate(4)	6.75%	26.35%	17.96%	20.38%	24.23%	12.94%
Credit facility borrowings,
end of period (000’s)	$70,300	$93,900	107,100	$112,700	$109,300	$66,000
Senior notes, end of period (000’s)	$330,000	$365,000	380,000	$412,500	$442,500	$545,000
Preferred stock, end of period (000’s)	$165,000	$165,000	165,000	$165,000	$165,000	$295,000
Per common share amount of senior
notes outstanding, end of period	$6.14	$6.79	7.08	$8.35	$9.03	$11.35
Per common share amount of net assets,
excluding senior notes, end of period	$20.46	$24.10	30.58	$32.28	$37.86	$40.63
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(9)	$3,334	$3,387	3,926	$3,564	$3,858	$3,784
Asset coverage ratio of senior notes and
credit facility borrowings(9)	333%	339%	393%	356%	386%	378%
Asset coverage, per $10 liquidation value
per share of mandatory redeemable
preferred stock(10)	$24	$25	29	$27	$30	$26
Asset coverage ratio of preferred stock(10)	236%	249%	293%	271%	297%	255%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)

The per common share data for the years ended November 30, 2019, 2018, 2017, 2016, and 2015 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)

Represents underwriting and offering costs of less than $0.01 for the year ended November 30, 2019. Represents premium on shelf offerings of $0.10 per share, less the underwriting and offering costs of $0.01 per share, for the year ended November 30, 2018. Represents the premium on the shelf offerings of $0.01 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2017. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015.

(4)	Not annualized for periods less than one full year.
(5)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.

(6)	Annualized for periods less than one full year.
(7)	Less than 0.01% for the years ended November 30, 2019 and 2017.
(8)

For the period from December 1, 2019 through February 29, 2020, TYG accrued $41,984,254 for net deferred income tax benefit and $90,544 for current income tax benefit. For the year ended November 30, 2019, TYG accrued $73,090,370 for net deferred income tax benefit and $7,034,755 for current income tax expense. For the year ended November 30, 2018, TYG accrued $152,516,725 for net deferred income tax benefit, which included a deferred tax benefit of $125,271,378 due to the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act. For the year ended November 30, 2017, TYG accrued $35,365,364 for current income tax expense and $109,662,030 for net deferred income tax benefit. For the year ended November 30, 2016, TYG accrued $57,075,786 for current income tax expense and $5,303,392 for net deferred income tax expense. For the year ended November 30, 2015, TYG accrued $66,785,732 for net current income tax expense and $550,449,662 for net deferred income tax benefit.

(9)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the period.

(10)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	53

NTG Financial Highlights

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 29, 2020	2019	2018	2017	2016	2015
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$10.56	$14.48	$15.96	$19.22	$18.65	$29.83
Income (Loss) from Investment Operations
Net investment loss(2)	(0.05)	(0.28)	(0.43)	(0.42)	(0.46)	(0.32)
Net realized and unrealized gain (loss)(2)	(1.58)	(1.95)	1.36	(1.15)	2.72	(9.17)
Total income (loss) from investment
operations	(1.63)	(2.23)	0.93	(1.57)	2.26	(9.49)
Distributions to Common Stockholders
From return of capital	(0.24)	(1.69)	(1.69)	(1.69)	(1.69)	(1.69)
Capital stock transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	—	(0.00)	(0.72)	—	(0.00)	(0.00)
Net Asset Value, end of period	$8.69	$10.56	$14.48	$15.96	$19.22	$18.65
Per common share market value,
end of period	$7.80	$9.88	$13.72	$15.90	$18.90	$16.18
Total investment return based on
market value(4)(5)	(17.53)%	(17.63)%	(4.10)%	(7.67)%	27.99%	(37.08)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$549,293	$667,708	$915,033	$754,085	$904,866	$876,409
Average net assets (000’s)	$709,609	$871,496	$887,014	$892,196	$862,527	$1,174,085
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.63%	1.59%	1.54%	1.61%	1.56%	1.56%
Other operating expenses	0.18	0.14	0.15	0.14	0.16	0.12
Total operating expenses,
before fee waiver	1.81	1.73	1.69	1.75	1.72	1.68
Fee waiver	—	(0.03)	(0.09)	—	(0.01)	(0.09)
Total operating expenses	1.81	1.70	1.60	1.75	1.71	1.59
Leverage expenses	2.55	2.34	1.98	1.89	1.95	1.42
Income tax expense (benefit)(7)	(17.32)	(4.80)	(6.09)	(4.33)	7.25	(21.92)
Total expenses	(12.96)%	(0.76)%	(2.51)%	(0.69)%	10.91%	(18.91)%

See accompanying Notes to Financial Statements.

54	Tortoise

2020 1st Quarter Report | February 29, 2020

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 29, 2020	2019	2018	2017	2016	2015
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(1.76)%	(2.05)%	(2.65)%	(2.22)%	(2.53)%	(1.36)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(1.76)%	(2.02)%	(2.56)%	(2.22)%	(2.52)%	(1.27)%
Portfolio turnover rate(4)	7.97%	29.21%	13.67%	20.94%	35.47%	17.54%
Credit facility borrowings,
end of period (000’s)	$20,500	$53,600	$73,100	$49,800	$46,800	$62,800
Senior notes, end of period (000’s)	$257,000	$277,000	$312,000	$284,000	$284,000	$348,000
Preferred stock, end of period (000’s)	$132,000	$132,000	$132,000	$110,000	$110,000	$90,000
Per common share amount of senior
notes outstanding, end of period	$4.07	$4.38	$4.94	$6.01	$6.03	$7.40
Per common share amount of net assets,
excluding senior notes, end of period	$12.76	$14.94	$19.42	$21.97	$25.25	$26.05
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(6)	$3,455	$3,419	$3,719	$3,589	$4,068	$3,353
Asset coverage ratio of senior notes and
credit facility borrowings(8)	346%	342%	372%	359%	407%	335%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(9)	$59	$61	$69	$67	$76	$69
Asset coverage ratio of preferred stock(9)	234%	244%	277%	270%	305%	275%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)

The per common share data for the years ended November 30, 2019, 2018, 2017, 2016, and 2015 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)

Represents underwriting and offering costs of less than $0.01 for the year ending November 30, 2019. Represents the discounts on shares issued through rights offerings of $0.55, plus the underwriting and offering costs of $0.17 per share for the year ended November 30, 2018. Represents less than $0.01 per share for the years ended November 30, 2016 and 2015.

(4)	Not annualized for periods less than one full year.
(5)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.

(6)	Annualized for periods less than one full year.
(7)

For the period from December 1, 2019 to February 29, 2020, NTG accrued $29,852,558 for net deferred income tax benefit and $706,223 for current tax benefit. For the year ended November 30, 2019, NTG accrued $40,282,948 for net deferred income tax benefit and $1,510,530 for current tax benefit. For the year ended November 30, 2018, NTG accrued $54,197,357 for net deferred income tax benefit, which included a deferred tax benefit of $47,436,124 due to the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act. For the year ended November 30, 2017, NTG accrued $440,504 for current income tax expense and $39,035,257 for net deferred income tax benefit. For the year ended November 30, 2016, NTG accrued $1,891,670 for current income tax expense and $60,652,872 for net deferred income tax expense. For the year ended November 30, 2015, NTG accrued $200,550 for current income tax expense and $257,585,058 for net deferred income tax benefit.

(8)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

(9)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	55

TTP Financial Highlights

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 29, 2020	2019	2018	2017	2016	2015
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$12.97	$16.29	$18.82	$23.42	$19.71	$35.04
Income (Loss) from Investment Operations
Net investment income (loss)(2)	—	(0.12)	(0.15)	(0.05)	0.04	0.22
Net realized and unrealized gain (loss)(2)	(1.63)	(1.81)	(0.75)	(2.92)	5.30	(13.60)
Total income (loss) from investment
operations	(1.63)	(1.93)	(0.90)	(2.97)	5.34	(13.38)
Distributions to Common Stockholders
From net investment income	—	—	(0.04)	(0.05)	(0.38)	(0.34)
From net realized gains from
investment transactions	—	—	—	(0.25)	(1.25)	(1.61)
From return of capital	(0.29)	(1.39)	(1.59)	(1.33)	—	—
Total distributions to common
stockholders	(0.29)	(1.39)	(1.63)	(1.63)	(1.63)	(1.95)
Net Asset Value, end of period	$11.05	$12.97	$16.29	$18.82	$23.42	$19.71

Per common share market value,
end of period	$9.86	$11.52	$14.33	$17.01	$21.55	$17.47
Total investment return based on
market value(3)(4)	(10.79)%	(11.10)%	(7.03)%	(14.18)%	34.89%	(41.19)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$110,707	$129,887	$163,202	$188,517	$234,539	$197,443
Average net assets (000’s)	$140,195	$157,017	$188,518	$219,359	$192,888	$292,473
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.58%	1.54%	1.51%	1.43%	1.48%	1.44%
Other operating expenses	0.42	0.35	0.32	0.26	0.29	0.22
Total operating expenses,
before fee waiver	2.00	1.89	1.83	1.69	1.77	1.66
Fee waiver	—	—	—	(0.00)	(0.07)	(0.14)
Total operating expenses	2.00	1.89	1.83	1.69	1.70	1.52
Leverage expenses	1.70	1.62	1.40	1.06	1.23	0.93
Total expenses	3.70%	3.51%	3.23%	2.75%	2.93%	2.45%

See accompanying Notes to Financial Statements.

56	Tortoise

2020 1st Quarter Report | February 29, 2020

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 29, 2020	2019	2018	2017	2016	2015
	(unaudited)
Ratio of net investment income (loss)
to average net assets before fee waiver(5)	(0.13)%	(0.79)%	(0.80)%	(0.21)%	0.12%	0.60%
Ratio of net investment income (loss)
to average net assets after fee waiver(5)	(0.13)%	(0.79)%	(0.80)%	(0.21)%	0.19%	0.74%
Portfolio turnover rate(3)	9.23%	21.31%	14.27%	24.23%	90.22%	18.84%
Credit facility borrowings,
end of period (000’s)	$8,000	$11,800	$19,800	$19,300	$16,600	$16,900
Senior notes, end of period (000’s)	$34,000	$34,000	$34,000	$34,000	$34,000	$54,000
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$16,000	$16,000	$16,000
Per common share amount of senior
notes outstanding, end of period	$3.39	$3.39	$3.39	$3.39	$3.39	$5.39
Per common share amount of net assets,
excluding senior notes, end of period	$14.44	$16.36	$19.68	$22.21	$26.81	$25.10
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(4)	$4,017	$4,185	$4,331	$4,837	$5,951	$4,010
Asset coverage ratio of senior notes and
credit facility borrowings(6)	402%	419%	433%	484%	595%	401%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(7)	$73	$78	$83	$93	$113	$82
Asset coverage ratio of preferred stock(7)	291%	310%	334%	372%	452%	327%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)

The per common share data for the years ended November 30, 2019, 2018, 2017, 2016, and 2015, do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)	Not annualized for periods less than one full year.
(4)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.

(5)	Annualized for periods less than one full year.
(6)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

(7)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	57

NDP Financial Highlights

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 29, 2020	2019	2018	2017	2016	2015
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$4.17	$9.02	$12.88	$16.95	$15.53	$22.76
Income (Loss) from Investment Operations
Net investment loss(2)	—	(0.10)	(0.29)	(0.20)	(0.12)	(0.10)
Net realized and unrealized gain (loss)(2)	(1.01)	(3.67)	(1.82)	(2.12)	3.29	(5.38)
Total income (loss) from investment
operations	(1.01)	(3.77)	(2.11)	(2.32)	3.17	(5.48)
Distributions to Common Stockholders
From net investment income(3)	—	—	—	—	—	(0.00)
From net realized gains from
investment transactions	—	—	—	—	—	—
From return of capital	(0.10)	(1.08)	(1.75)	(1.75)	(1.75)	(1.75)
Total distributions to common
stockholders	(0.10)	(1.08)	(1.75)	(1.75)	(1.75)	(1.75)
Net Asset Value, end of period	$3.06	$4.17	$9.02	$12.88	$16.95	$15.53

Per common share market value,
end of period	$2.72	$3.63	$9.00	$12.39	$15.85	$13.18
Total investment return based on
market value(4)(5)	(22.27)%	(52.35)%	(15.10)%	(11.04)%	36.27%	(31.05)%

Supplemental Data and Ratio
Net assets applicable to common
stockholders, end of period (000’s)	$45,253	$61,550	$132,488	$187,889	$246,088	$225,410
Average net assets (000’s)	$64,239	$94,144	$176,481	$209,940	$212,528	$288,672
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.55%	1.52%	1.50%	1.43%	1.42%	1.33%
Other operating expenses	0.80	0.51	0.32	0.26	0.29	0.21
Total operating expenses,
before fee waiver	2.35	2.03	1.82	1.69	1.71	1.54
Fee waiver	—	—	—	(0.01)	(0.13)	(0.13)
Total operating expenses	2.35	2.03	1.82	1.68	1.58	1.41
Leverage expenses	1.15	1.30	0.99	0.56	0.37	0.21
Total expenses	3.50%	3.33%	2.81%	2.24%	1.95%	1.62%

See accompanying Notes to Financial Statements.

58	Tortoise

2020 1st Quarter Report | February 29, 2020

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 29, 2020	2019	2018	2017	2016	2015
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(0.41)%	(1.58)%	(2.40)%	(1.41)%	(0.98)%	(0.61)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(0.41)%	(1.58)%	(2.40)%	(1.40)%	(0.85)%	(0.48)%
Portfolio turnover rate(4)	22.57%	182.52%	143.77%	64.88%	47.03%	15.63%
Credit facility borrowings,
end of period (000’s)	$20,400	$26,500	$57,100	$64,500	$63,800	$61,800
Asset coverage, per $1,000 of principal
amount of credit facility borrowings(7)	$3,218	$3,323	$3,320	$3,913	$4,857	$4,647
Asset coverage ratio of credit
facility borrowings(7)	322%	332%	332%	391%	486%	465%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)

The per common share data for the years ended November 30, 2019, 2018, 2017, 2016, and 2015 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)	Less than $0.01 for the year ended November 30, 2015.
(4)	Not annualized for periods less than one full year.
(5)

Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.

(6)	Annualized for periods less than one full year.
(7)

Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	59

TPZ Financial Highlights

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 29, 2020	2019	2018	2017	2016	2015
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$17.70	$19.76	$21.33	$23.89	$21.23	$31.08
Income (loss) from Investment Operations
Net investment income(2)	0.10	0.39	0.24	0.59	0.71	0.88
Net realized and unrealized gain (loss)(2)	(1.29)	(0.95)	(0.31)	(1.65)	3.49	(7.87)
Total income (loss) from investment
operations	(1.19)	(0.56)	(0.07)	(1.06)	4.20	(6.99)
Distributions to Common Stockholders
From net investment income	(0.38)	(1.40)	(1.50)	(1.04)	(1.29)	(0.91)
From net realized gains from
investment transactions	—	—	—	(0.36)	(0.25)	(1.95)
From return of capital	—	(0.10)	(0.18)	(0.10)	—	—
Total distributions to common
stockholders	(0.38)	(1.50)	(1.68)	(1.50)	(1.54)	(2.86)
Net Asset Value, end of period	$16.13	$17.70	$19.58	$21.33	$23.89	$21.23
Per common share market value,
end of period	$14.71	$15.57	$17.17	$19.94	$21.43	$18.53
Total investment return based on
market value(3)(4)	(3.32)%	(1.38)%	(6.82)%	(0.27)%	25.57%	(22.54)%
Total investment return based on net
asset value(3)(5)	(6.74)%	(2.59)%	0.24%	(4.31)%	22.18%	(23.19)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$112,095	$123,015	$137,324	$148,243	$166,073	$147,563
Average net assets (000’s)	$128,167	$137,701	$147,616	$162,708	$146,274	$187,752
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.34%	1.32%	1.29%	1.25%	1.27%	1.20%
Other operating expenses	0.44	0.38	0.37	0.31	0.39	0.31
Total operating expenses,
before fee waiver	1.78	1.70	1.66	1.56	1.66	1.51
Fee waiver	—	—	—	—	—	(0.01)
Total operating expenses	1.78	1.70	1.66	1.56	1.66	1.50
Leverage expenses	1.16	1.25	0.98	0.59	0.44	0.26
Total expenses	2.94%	2.95%	2.64%	2.15%	2.10%	1.76%

See accompanying Notes to Financial Statements.

60	Tortoise

2020 1st Quarter Report | February 29, 2020

	Period from
	December 1, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 29, 2020	2019	2018	2017	2016	2015
	(unaudited)
Ratio of net investment income to
average net assets before fee waiver(6)	2.22%	1.98%	1.14%	2.51%	3.39%	3.25%
Ratio of net investment income to
average net assets after fee waiver(6)	2.22%	1.98%	1.14%	2.51%	3.39%	3.26%
Portfolio turnover rate(3)	10.00%	25.27%	31.41%	30.86%	40.61%	30.99%
Credit facility borrowings,
end of period (000’s)	$52,900	$54,100	$53,400	$53,400	$50,600	$49,900
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(7)	$3,119	$3,274	$3,572	$3,776	$4,282	$3,957
Asset coverage ratio of senior notes
and credit facility borrowings(5)	312%	327%	357%	378%	428%	396%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)

The per common share data for the years ended November 30, 2019, 2018, 2017, 2016 and 2015 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)	Not annualized for periods less than one full year.
(4)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.

(5)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.

(6)	Annualized for periods less than one full year.
(7)

Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	61

TEAF Financial Highlights

	Period From	Period From
	December 1, 2019	March 29, 2019(1)
	through	through
	February 29, 2020	November 30, 2019
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$17.60	$20.00
Income (loss) from Investment Operations
Net investment income	0.12	0.31
Net realized and unrealized loss	(0.42)	(1.95)
Total loss from investment operations	(0.30)	(1.64)
Distributions to Common Stockholders
From net investment income	(0.15)	(0.34)
From return of capital	(0.18)	(0.42)
Total distributions to common stockholders	(0.33)	(0.76)
Net Asset Value, end of period	$16.97	$17.60
Per common share market value, end of period	$15.32	$15.60
Total investment return based on market value(3)(4)	0.17%	(18.45)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$228,885	$237,461
Average net assets (000’s)	$247,031	$252,217
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.54%	1.51%
Other operating expenses	0.29	0.81
Total operating expenses, before fee waiver	1.83	2.32
Fee waiver	(0.29)	(0.28)
Total operating expenses	1.54	2.04
Leverage expenses	0.37	0.36
Income tax benefit(6)	(0.55)	(0.24)
Total expenses	1.36%	2.16%

See accompanying Notes to Financial Statements.

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2020 1st Quarter Report | February 29, 2020

	Period From	Period From
	December 1, 2019	March 29, 2019(1)
	through	through
	February 29, 2020	November 30, 2019
	(unaudited)
Ratio of net investment income to average net assets before fee waiver(5)	2.32%	2.15%
Ratio of net investment income to average net assets after fee waiver(5)	2.61%	2.43%
Portfolio turnover rate(3)	17.74%	50.44%
Credit facility borrowings, end of period (000’s)	$34,600	$32,000
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(6)	$7,615	$8,421
Asset coverage ratio of senior notes and credit facility borrowings(7)	762%	842%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not annualized.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TEAF’s dividend reinvestment plan.
(5)	Annualized.
(6)	For the period from December 1, 2019 to February 29, 2020, TEAF accrued $337,265 for net deferred income tax benefit. For the period ended November 30, 2019, TEAF accrued $418,970 for net deferred income tax benefit.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by margin facility borrowings at the end of the period divided by margin facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	63

Notes to Financial Statements (unaudited)
February 29, 2020

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise Midstream Energy Fund, Inc. (“NTG”) (formerly Tortoise MLP Fund, Inc.), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), and Tortoise Essential Assets Income Term Fund (“TEAF”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds”, and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP, NDP and TEAF has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation

In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Options (including options on futures contracts) and futures contracts shall be valued using readily available market quotations. Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If there are no sales reported on any exchange, exchange-traded options shall be valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. Exchange-traded domestic futures contracts are valued at the last reported sale price on the Chicago Mercantile Exchange. Exchange-traded foreign futures contracts are valued at the last reported sale price on the primary foreign exchange on which they principally trade. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates fair value. The securities are categorized as level 2 in the fair value hierarchy.

64	Tortoise

2020 1st Quarter Report | February 29, 2020

Notes to Financial Statements (unaudited) (continued)

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of February 29, 2020. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$980,756,105	$—	$—	$980,756,105
Common Stock(a)	267,831,385	—	—	267,831,385
Preferred Stock(a)	61,156,303	—	33,769,261	94,925,564
Corporate Bonds(a)	—	26,331,000	—	26,331,000
Convertible Bond(a)	—	—	8,635,125	8,635,125
Private Investment(a)	—	—	12,695,714	12,695,714
Short -Term Investment(b)	233,361	—	—	233,361
Total Assets	$1,309,977,154	$26,331,000	$55,100,100	$1,391,408,254
Liabilities
Interest Rate Swap Contracts	$—	$225,948	$—	$225,948

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$671,520,319	$—	$—	$671,520,319
Common Stock(a)	188,212,884	—	—	188,212,884
Preferred Stock(a)	43,492,529	—	20,641,749	64,134,278
Corporate Bonds(a)	—	17,433,000	—	17,433,000
Convertible Bond(a)	—	—	6,013,079	6,013,079
Short -Term Investment(b)	166,026	—	—	166,026
Total Assets	$903,391,758	$17,433,000	$26,654,828	$947,479,586

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$118,324,637	$—	$—	$118,324,637
Master Limited Partnerships(a)	40,788,787	—	—	40,788,787
Preferred Stock(a)	3,227,696	—	2,803,274	6,030,970
Short -Term Investment(b)	319,272	—	—	319,272
Total Assets	$162,660,392	$—	$2,803,274	$165,463,666
Liabilities
Written Call Options	$49,663	$54,110	$—	$103,773

Tortoise	65

Notes to Financial Statements (unaudited) (continued)

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$57,679,331	$—	$—	$57,679,331
Master Limited Partnerships(a)	4,542,406	—	—	4,542,406
Preferred Stock(a)	—	—	2,116,980	2,116,980
Short -Term Investment(b)	43,717	—	—	43,717
Total Assets	$62,265,454	$—	$2,116,980	$64,382,434
Liabilities
Written Call Options	$59,612	$309,640	$—	$369,252

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$90,193,509	$—	$90,193,509
Convertible Bond(a)	—	—	1,729,669	1,729,669
Master Limited Partnerships(a)	36,848,561	—	—	36,848,561
Common Stock(a)	26,974,271	—	—	26,974,271
Preferred Stock(a)	2,373,804	—	2,282,153	4,655,957
Term Loan(a)	—	1,950,000	—	1,950,000
Short -Term Investment(b)	202,517	—	—	202,517
Total Assets	$66,399,153	$92,143,509	$4,011,822	$162,554,484
Liabilities
Interest Rate Swap Contracts	$—	$10,870	$—	$10,870

TEAF:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$94,004,945	$—	$—	$94,004,945
Master Limited Partnerships(a)	35,575,934	—	—	35,575,934
Corporate Bonds(a)	—	31,113,129	—	31,113,129
Preferred Bonds(a)	—	11,879,060	—	11,879,060
Preferred Stock(a)	5,679,923	—	8,648,249	14,328,172
Private Investments(a)	—	—	40,909,498	40,909,498
Municipal Bonds(a)	—	13,465,775	—	13,465,775
Construction Note(a)	—	—	3,530,358	3,530,358
Convertible Bond(a)	—	—	6,157,401	6,157,401
Term Loans(a)	—	4,875,000	—	4,875,000
Short -Term Investment(b)	484,990	—	—	484,990
Total Assets	$135,745,792	$61,332,964	$59,245,506	$256,323,262
Liabilities
Written Call Options	$75,589	$50,574	$—	$126,163

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

66	Tortoise

2020 1st Quarter Report | February 29, 2020

Notes to Financial Statements (unaudited) (continued)

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended February 29, 2020:

Preferred Stock	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$40,613,580	$24,705,787	$5,990,475	$2,133,275	$4,629,781	$8,564,680
Purchases	176,256	126,027	9,363	—	8,166	72,582
Return of capital	—	—	—	—	—	—
Sales	(7,284,544)	(4,366,973)	(3,338,844)	—	(2,460,223)	—
Total realized gain/loss	945,467	566,758	433,391	—	319,257	—
Change in unrealized gain/loss	(681,498)	(389,850)	(291,111)	(16,295)	(214,828)	10,987
Balance — end of period	$33,769,261	$20,641,749	$2,803,274	$2,116,980	$2,282,153	$8,648,249

Private Investments	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$14,093,091	$—	$—	$—	$—	$40,885,774
Purchases	—	—	—	—	—	1,539,009
Return of capital	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—	—
Change in unrealized gain/loss	(1,397,377)	—	—	—	—	(1,515,285)
Balance — end of period	$12,695,714	$—	$—	$—	$—	$40,909,498

Construction Note	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$—	$—	$—	$—	$—	$3,516,669
Purchases	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—	—
Change in unrealized gain/loss	—	—	—	—	—	13,689
Balance — end of period	$—	$—	$—	$—	$—	$3,530,358

Convertible Bond	TYG	NTG	TTP	NDP	TPZ	TEAF
Balance — beginning of period	—	$—	$—	$—	$—	$—
Purchases	7,454,244	5,210,999	—	—	1,498,950	5,336,071
Return of capital	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—	—
Change in unrealized gain/loss	1,180,881	802,080	—	—	230,719	821,330
Balance — end of period	$8,635,125	$6,013,079	$—	$—	$1,729,669	$6,157,401

	TYG	NTG	TTP	NDP	TPZ	TEAF
Change in unrealized
gain/loss on investments
still held at February 29, 2020	$(897,994)	$412,230	$(291,111)	$(16,295)	$15,891	$(669,279)

TYG, NTG, TTP, NDP and TPZ own units of preferred stock of Targa Resources Corp. (“TRGP Pfd”) that were issued in a private placement transaction that closed on March 16, 2016. TEAF owns units of TRGP Pfd that were purchased in a private placement transaction that closed on November 18, 2019. The preferred stock provides the purchaser an option to convert into common stock after 12 years. In addition, the preferred stock can be repurchased by the issuer at a price of $1,100 per share after five years and $1,050 per share after six years.

TYG, NTG, TTP, TPZ and TEAF own units of preferred stock of Altus Midstream Company (“ALTM Pfd”) that were issued in a private placement transaction that closed on June 12, 2019. The preferred stock carries a conversion option into common stock after the 7th anniversary of issuance (June 12, 2026) with a conversion rate determined as the quotient of Altus’ common unit price divided by a 6% discount to the prior 20-Day Volume Weighted Average Price (“VWAP”). Alternately, Altus can force conversion into common stock at a value determined by a minimum rate of return: before 5 years: greater of 1.3x Multiple on Invested Capital (“MOIC”) or 11.5% Internal Rate of Return (“IRR”), and after 5 years: greater of 1.3x MOIC or 13.75% IRR.

Tortoise	67

Notes to Financial Statements (unaudited) (continued)

TYG, NTG, TPZ and TEAF own units of a convertible bond in Sunnova Energy International Inc. (“NOVA”) that was entered into on December 23, 2019. After 2 years, the convertible bond provides the purchaser an option to convert into common stock equal to the aggregate principal amount of the notes to be converted, together with accrued but unpaid interest up to, but excluding, the date of the conversion, divided by $13.00. In addition, after 3 years, the issuer can force conversion to common stock equal to the aggregate principal amount of the notes to be converted, together with accrued but unpaid interest up to, but excluding, the date of the conversion, divided by $13.00. After 57 months after the date of issuance (September 23, 2024), the purchaser has an option to require the issuer to redeem all of the bonds for cash equal to 110% of the principal amount. Additionally, the issuer has the right to redeem all of the outstanding bonds from the purchaser for cash as follows: any time prior to the 2 year anniversary of the issuance date (December 23, 2021), the issuer may redeem at a redemption price equal to 120% of the principal amount; anytime on or after the 2 year anniversary and prior to the 4 year anniversary of the issuance date (December 23, 2021 through December 23, 2023), the issuer may redeem at a redemption price equal to 115% of the principal amount; and any time after the 4 year anniversary (December 23, 2023), the issuer may redeem at a redemption price equal to 110% of the principal amount.

TEAF owns units of Mexico Pacific Limited LLC (“MPL”) which was issued in a private transaction that closed on October 23, 2019. As of February 29, 2020, the investment in MPL was valued using the purchase price.

A lattice model prepared by an independent third party is being utilized to determine fair value of the level 3 TRGP Pfd securities. Unobservable inputs used to determine the discount rate include a debt discount rate that generally reflects the credit worthiness of the company. An increase (decrease) in the debt discount rate would lead to a corresponding decrease (increase) in fair value of the preferred stock. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the preferred stock.

A discounted cash flow model prepared by an independent third party is being used to determine fair value of the level 3 ALTM Pfd security. Unobservable inputs used to determine the discount rate include a debt discount rate that generally reflects the credit worthiness of the company. An increase (decrease) in the debt discount rate would lead to a corresponding decrease (increase) in fair value of the preferred stock.

A lattice model prepared by an independent third party is being utilized to determine fair value of NOVA. Unobservable inputs used to determine the discount rate include a debt discount rate that generally reflects the credit worthiness of the company. An increase (decrease) in the debt discount rate would lead to a corresponding decrease (increase) in fair value of the convertible bond. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the convertible bond.

A discounted cash flows model is being utilized to determine fair value of the construction note. Unobservable inputs used to determine the discount rate include a risk spread based on similar projects and an illiquidity spread due to the note being issued in the private market. An increase (decrease) in the risk spread or illiquidity spread would lead to a corresponding decrease (increase) in fair value of the note.

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of February 29, 2020:

Assets at Fair Value	TYG	NTG	TTP	NDP	TPZ	TEAF
Construction Note	$—	$—	$—	$—	$—	$3,530,358
Convertible Bond	$8,635,125	$6,013,079	$—	$—	$1,729,669	$6,157,401
Preferred Stock	$33,769,261	$20,641,749	$2,803,274	$2,116,980	$2,282,153	$8,648,249
Private Investments	$12,695,714	$—	$—	$—	$—	$40,909,498

Assets at Fair Value	Valuation Technique	Unobservable Inputs	Input
Preferred Stock (ALTM Pfd)	Discounted cash flow model	Debt discount rate	11.40%
Preferred Stock (TRGP Pfd)	Lattice model	Debt discount rate	8.69%
Convertible Bond (NOVA)	Lattice model	Debt discount rate	11.84%
Private Investment (TK NYS Solar Holdco, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	8.50%
Private Investment (Mexico Pacific Limited)	Recent transaction	Purchase price	$2,000,000
Private Investment (Renewable Holdco, LLC)	Recent transaction	Purchase price	$8,648,249
Private Investment (Renewable Holdco I, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	7.50%
Private Investment (Renewable Holdco II, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	8.50%
Construction Note	Discounted cash flow model	Risk spread	1.7500%
Construction Note	Discounted cash flow model	Illiquidity spread	1.7255%

C. Securities Transactions and Investment Income
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

68	Tortoise

2020 1st Quarter Report | February 29, 2020

Notes to Financial Statements (unaudited) (continued)

For the period from December 1, 2019 through February 29, 2020, the Funds estimated the allocation of investment income and return of capital for dividends and distributions received from investments within the Statements of Operations as follows:

	TYG	NTG	TTP	NDP	TPZ	TEAF
Investment income	14%	11%	33%	73%	17%	32%
Return of capital	86%	89%	67%	27%	83%	68%

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation
Each of TYG and NTG, as corporations, are obligated to pay federal and state income tax on its taxable income. Currently, the federal income tax rate for corporations is 21%.

TTP, NDP, TPZ and TEAF each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP, TPZ and TEAF generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. However, TEAF’s taxable subsidiary, created to hold certain investments is generally subject to federal and state income taxes on its income. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of February 29, 2020, the Funds had no uncertain tax positions and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG — November 30, 2016 through 2019
NTG — November 30, 2013 through 2019
TTP, NDP and TPZ— November 30, 2016 through 2019
TEAF — November 30, 2019

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP, TPZ and TEAF each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP, TPZ and TEAF each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

Tortoise	69

Notes to Financial Statements (unaudited) (continued)

For tax purposes, distributions to stockholders for the year ended November 30, 2019 were characterized as follows:

	TYG		NTG		TTP		NDP	TPZ	TEAF
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common	Common
Qualified dividend income	21%	100%	—	—	—	50%	—	10%	29%
Ordinary dividend income	—	—	—	—	—	—	—	64%	15%
Return of capital	79%	—	100%	100%	100%	50%	100%	7%	56%
Long-term capital gain	—	—	—	—	—	—	—	19%	—
*	For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are deferred and amortized over the period the debt or MRP Stock is outstanding.

There were no offering or debt issuance costs recorded during the period December 1, 2019 through February 29, 2020, for TYG, NTG, TTP, NDP, TPZ or TEAF.

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TYG, NTG, TTP, NDP and TEAF seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

TEAF has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. TEAF uses forward currency contracts to manage exposure to changes in exchange rates. On a daily basis, TEAF’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the Statements of Assets & Liabilities. Realized gains or losses are recorded at the time the forward currency contracts are closed.

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Recent Accounting and Regulatory Updates
In August 2018, the FASB issued ASU No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework which modifies the disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, early adoption is permitted. Management is currently evaluating this guidance to determine the impact on the financial statements.

70	Tortoise

2020 1st Quarter Report | February 29, 2020

Notes to Financial Statements (unaudited) (continued)

3. Concentration Risk

TYG, NTG, TTP, NDP and TPZ concentrate their investments in the energy sector. TEAF concentrates its investments in issuers operating in essential asset sectors. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of February 29, 2020 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.

NTG — 0.95%.

TTP — 1.10%.

NDP — 1.10%.

TPZ — 0.95%.TEAF — 1.35%, less a fee waiver of 0.25% for one year following March 29, 2019.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income Taxes TYG and NTG:

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of February 29, 2020 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$12,322,386	$9,109,625
Capital loss carryforwards	5,119,473	10,430,947
AMT credit	—	706,222
Net unrealized loss on investment securities	80,850,696	60,739,098
	98,292,555	80,985,892
Deferred tax liabilities:
Basis reduction of investments	172,780,458	79,025,819
	172,780,458	79,025,819
Total net deferred tax liability (asset)	$74,487,903	$(1,960,073)

At February 29, 2020, a valuation allowance on deferred tax assets was not deemed necessary because each of TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

Tortoise	71

Notes to Financial Statements (unaudited) (continued)

Total income tax expense for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment loss and net realized and unrealized gains (losses) on investments for the period ended February 29, 2020, as follows:

	TYG	NTG
Application of statutory income tax rate	$(38,200,955)	$(28,165,108)
State income taxes, net of federal tax effect	(4,202,105)	(2,709,215)
Permanent differences	418,806	315,542
Other	(90,544)	—
Total income tax expense (benefit)	$(42,074,798)	$(30,558,781)

Total income taxes are being calculated by applying the federal rate plus a blended state income tax rate.

For the period ended February 29, 2020, the components of income tax expense for TYG and NTG include the following:

	TYG	NTG
Current tax expense (benefit)
Federal	$—	$(706,223)
State	(90,544)	—
	(90,544)	(706,223)
Deferred tax expense (benefit)
Federal	$(37,823,652)	$(27,233,003)
State (net of federal tax effect)	(4,160,602)	(2,619,555)
Total deferred tax expense (benefit)	(41,984,254)	(29,852,558)
Total income tax expense (benefit), net	$(42,074,798)	$(30,558,781)

As of November 30, 2019, NTG had net operating losses for federal income tax purposes of approximately $1,300,000, which may be carried forward for 20 years. If not utilized, these losses will expire in the years ending November 30, 2033 through 2038. As of November 30, 2019, NTG had capital loss carryforwards of approximately $26,900,000, which may be carried forward for 5 years. If not utilized, these capital losses will expire in the year ending November 30, 2024. Such estimate is subject to revision upon receipt of the 2019 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The amount of deferred tax asset for net operating losses and capital loss carryforwards at February 29, 2020 includes amounts for the period from December 1, 2019 through February 29, 2020. As of November 30, 2019, NTG had $1,412,445 of AMT credits available, which may be utilized against future tax liabilities. AMT credit carryovers may be eligible for a partial refund in 2018, 2019 or 2020 and any remaining unused credit will be fully refundable in 2021. NTG is estimating an eligible refund in 2019 of approximately $700,000.

TTP, NDP, TPZ and TEAF:
It is the intention of TTP, NDP, TPZ and TEAF to qualify as RICs under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. However, TEAF’s taxable subsidiary created to make and hold certain investments is generally subject to federal and state income taxes on its income.

As of February 29, 2020, TEAF consolidated the balance of a deferred tax benefit of $756,235 related to the investment activities of its taxable subsidiary. Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate totaling 26.17%.

At February 29, 2020, a valuation allowance on deferred tax assets was not deemed necessary because TEAF believes it is more likely than not that its able to realize its deferred tax assets through future taxable income. Any adjustments to TEAF’s estimates of future taxable income will be made in the period such determination is made.

Total income tax expense for TEAF’s taxable subsidiary differs from the amount computed by applying the federal statutory income tax rate of 21% to net income for the period ended February 29, 2020, as follows:

Application of Statutory Income tax rate	$(273,095)
State Income taxes, net of federal tax effect	(67,285)
Permanent differences	3,115
Other	—
Total income tax expense (benefit)	$(337,265)

72	Tortoise

2020 1st Quarter Report | February 29, 2020

Notes to Financial Statements (unaudited) (continued)

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed (accumulated) net investment income (loss), undistributed (accumulated) net realized gain (loss) and additional paid-in capital.

As of November 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows

	TTP		NDP		TPZ	TEAF
Unrealized appreciation (depreciation)	$(40,841,708)		$(49,544,380)		$(5,257,348)	$(18,827,811)
Capital loss carryforwards	(20,597,807)		(110,941,585)		—	(7,332,247)
Undistributed ordinary income	—		—		—	—
Other temporary differences	(156,156)	(1)	(571,151)	(2)	(11,223)	(501,000)	(3)
Accumulated earnings (deficit)	$(61,595,671)		$(161,057,116)		$(5,268,571)	$(26,661,058)

(1)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092 and dividends payable.
(2)	Primarily related to late year loss deferral.
(3)	Primarily related to expenses of TEAF’s taxable subsidiary and losses deferred under straddle regulations per IRC Sec. 1092.

As of November 30, 2019, TTP, NDP and TEAF had short-term capital loss carryforwards of approximately $780,000, $30,750,000 and $7,350,000 respectively, and TTP and NDP had long-term capital loss carryforwards of approximately $19,820,000 and $80,200,000 respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent future net capital gains are realized, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

In order to meet certain excise tax distribution requirements, TTP, NDP, TPZ and TEAF are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, TTP, NDP, TPZ and TEAF are permitted for tax purposes to defer into their next fiscal year, November 30, 2019, For the taxable year ended November 30, 2019, TTP, TPZ and TEAF do not plan to defer any losses. NDP plans to defer, on a tax basis, late year ordinary losses of approximately $571,000.

As of February 29, 2020, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ	TEAF
Tax cost of investments	$1,110,329,300	$930,395,284	$204,837,741	$125,753,283	$174,720,351	$277,692,478
Gross unrealized appreciation
of investments	$493,054,471	$178,588,872	$14,832,474	$557,223	$8,977,885	$11,770,010
Gross unrealized depreciation
of investments	(212,201,465)	(161,504,570)	(54,102,588)	(61,780,089)	(21,154,622)	(33,047,400)
Net unrealized appreciation
(depreciation) of investments	$280,853,006	$17,084,302	$(39,270,114)	$(61,222,866)	$(12,176,737)	$(21,277,390)

Tortoise	73

Notes to Financial Statements (unaudited) (continued)

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at February 29, 2020.

TYG:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Sunnova Energy Intl Inc.,
7.750%, 01/30/2027	Convertible Bond	$7,838,000	12/23/19	$7,454,244	$8,635,125	1.1%
Altus Midstream Company,
7.000%	Preferred Stock	10,248	06/12/19-12/31/19	10,248,004	10,704,040	1.4
Targa Resources Corp.,
9.500%	Preferred Stock	21,758	03/16/16	18,397,248	23,065,221	3.0
TK NYS Solar Holdco, LLC	Private Investment	N/A	08/18/17-08/19/19	53,481,470	12,695,714	1.7
				$89,580,966	$55,100,100	7.2%

NTG:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Sunnova Energy Intl Inc.,
7.750%, 01/30/2027	Convertible Bond	$5,458,000	12/23/19	$5,210,999	$6,013,079	1.1%
Altus Midstream Company,
7.000%	Preferred Stock	7,328	06/12/19-12/31/19	7,327,572	7,653,649	1.4
Targa Resources Corp.,
9.500%	Preferred Stock	12,252	03/16/16	10,359,550	12,988,100	2.4
				$22,898,121	$26,654,828	4.9%

TTP:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Altus Midstream Company,
7.000%	Preferred Stock	544	06/12/19-11/14/19	$544,399	$568,625	0.5%
Targa Resources Corp.,
9.500%	Preferred Stock	2,108	03/16/16	1,866,506	2,234,649	2.0
				$2,410,905	$2,803,274	2.5%

NDP:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,
9.500%	Preferred Stock	1,997	03/16/16	$1,768,223	$2,116,980	4.7%

TPZ:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Ascent Resources Utica
Holdings, LLC,
10.000%, 04/01/2022*	Corporate Bond	$1,302,000	08/27/18	$1,445,220	$1,109,590	1.0%
Blue Racer Midstream, LLC,
6.625%, 07/15/2026*	Corporate Bond	$5,900,000	6/18/18-02/05/19	5,936,250	5,015,000	4.5
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020*	Corporate Bond	$3,000,000	11/30/11	3,180,330	3,069,932	2.7
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021*	Corporate Bond	$2,000,000	11/18/11-12/05/11	2,074,420	2,134,018	1.9

74	Tortoise

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Notes to Financial Statements (unaudited) (continued)

TPZ: (continued)
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020*	Corporate Bond	$1,500,000	07/08/10-01/04/11	$1,551,220	$1,520,113	1.4%
Hess Corporation,
5.625%, 02/15/2026*	Corporate Bond	$4,160,000	07/19/18-08/06/18	4,196,600	4,149,683	3.7
NGPL PipeCo LLC,
4.875%, 08/15/2027*	Corporate Bond	$2,000,000	07/30/18	2,030,000	2,175,889	1.9
Pattern Energy Group Inc.,
5.875%, 02/01/2024*	Corporate Bond	$1,000,000	01/20/17-01/23/17	1,011,875	1,020,000	0.9
Rockies Express Pipeline LLC,
4.950%, 07/15/2029*	Corporate Bond	$3,000,000	04/12/19	3,002,670	2,980,172	2.7
Ruby Pipeline, LLC,
6.000%, 04/01/2022*	Corporate Bond	$1,102,273	09/17/12	1,273,409	1,115,451	1.0
Southern Star Central Corp.,
5.125%, 07/15/2022*	Corporate Bond	$3,000,000	06/17/14	3,041,250	3,039,808	2.7
Tallgrass Energy LP,
5.500%, 01/15/2028*	Corporate Bond	$3,250,000	09/24/18-02/06/19	3,261,250	2,893,150	2.6
Sunnova Energy Intl Inc.,
7.750%, 01/30/2027	Convertible Bond	$1,570,000	12/23/19	1,498,950	1,729,669	1.5
Altus Midstream Company,
7.000%	Preferred Stock	475	06/12/19-11/14/19	474,791	495,918	0.4
Targa Resources Corp.,
9.500%	Preferred Stock	1,685	03/16/16	1,424,734	1,786,235	1.6
				$35,402,969	$34,234,628	30.5%

TEAF:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Antero Midstream Partners LP,
5.750%, 01/15/2028	Corporate Bond	$3,750,000	10/31/19-11/19/19	$3,093,750	$2,568,750	1.1%
Blue Racer Midstream, LLC,
6.625%, 07/15/2026*	Corporate Bond	$3,000,000	03/29/19	3,075,000	2,550,000	1.1
Grace Commons Property,
15.000%, 10/31/2023*	Corporate Bond	$1,825,000	06/17/19	1,825,000	1,825,000	0.8
Grace Commons Property,
8.000%, 10/31/2021*	Corporate Bond	$3,650,000	06/17/19	3,650,000	3,650,000	1.6
Realco Perry Hall MD LLC/OPCO,
10.000%, 10/01/2024	Corporate Bond	$2,280,000	10/01/19	2,280,000	2,271,879	1.0
Saturn Solar Bermuda 1 Ltd.,
6.000%, 02/28/2020	Construction Note	$3,510,000	05/24/19-07/03/19	3,770,670	3,530,358	1.5
Sunnova Energy Intl Inc.,
7.750%, 01/30/2027	Convertible Bond	$5,589,000	12/23/19	5,336,071	6,157,401	2.7
Altus Midstream Company,
7.000%	Preferred Stock	4,220	06/12/19-11/14/19	4,147,551	4,407,929	1.9
Targa Resources Corp.,
9.500%	Preferred Stock	4,000	11/18/19	4,300,000	4,240,320	1.9
Mexico Pacific Limited LLC Series A	Private Investment	88,889	10/23/19	2,000,000	2,000,000	0.9
Renewable Holdco, LLC	Private Investment	N/A	07/25/19-11/22/19	13,370,578	14,036,820	6.1
Renewable Holdco I, LLC	Private Investment	N/A	09/09/19	26,526,217	23,790,485	10.4
Renewable Holdco II, LLC	Private Investment	N/A	10/15/19-11/15/19	920,586	1,082,193	0.5
				$74,295,423	$72,111,135	31.5%

*	Security is eligible for resale under Rule 144A under the 1933 Act.

Tortoise	75

Notes to Financial Statements (unaudited) (continued)

7. Affiliated Company Transactions

A summary of the transactions in affiliated companies during the period ended February 29, 2020 is as follows:

TYG:
						2/29/20		Net Change
	11/30/19	Gross	Gross	Realized	Distributions	Share	2/29/20	in Unrealized
Investment Security	Share Balance	Additions	Reductions	Gain/(Loss)	Received	Balance	Value	Depreciation
TK NYS Solar Holdco, LLC	N/A	$ —	$ —	$ —	$ —	N/A	$12,695,714	$1,397,377

TEAF:
								Net Change
						2/29/20		in Unrealized
	11/30/19	Gross	Gross	Realized	Distributions	Share	2/29/20	Appreciation
Investment Security	Share Balance	Additions	Reductions	Gain/(Loss)	Received	Balance	Value	(Depreciation)
Renewable Holdco, LLC	N/A	$1,539,009	$ —	$ —	$ —	N/A	$14,036,820	$—
Renewable Holdco I, LLC	N/A	$—	$ —	$ —	$ —	N/A	$23,790,485	$(1,609,574)
Renewable Holdco II, LLC	N/A	$—	$ —	$ —	$ —	N/A	$1,082,193	$94,288

8. Investment Transactions

For the period ended February 29, 2020, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ	TEAF
Purchases	$110,710,748	$90,570,796	$17,670,262	$18,955,978	$17,504,124	$48,217,168
Sales	$171,606,971	$145,399,943	$25,862,988	$26,974,474	$20,306,490	$53,100,961

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2020 1st Quarter Report | February 29, 2020

Notes to Financial Statements (unaudited) (continued)

9. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At February 29, 2020, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of February 29, 2020 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

TYG:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series Y	June 14, 2020	2.77%		Semi-Annual	$12,500,000	$12,597,230
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,401,482
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,772,331
Series R	January 22, 2022	3.77%		Semi-Annual	25,000,000	26,065,000
Series DD	September 27, 2022	4.21%		Semi-Annual	13,000,000	14,062,244
Series II	December 18, 2022	3.22%		Semi-Annual	10,000,000	10,487,991
Series K	December 19, 2022	3.87%		Semi-Annual	10,000,000	10,676,573
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,695,694
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	13,350,463
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	11,007,522
Series JJ	December 18, 2023	3.34%		Semi-Annual	20,000,000	21,350,628
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	27,435,575
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	22,262,724
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	10,959,352
Series MM	June 14, 2025	3.14	%(1)	Quarterly	30,000,000	30,000,000
Series NN	June 14, 2025	3.20%		Semi-Annual	30,000,000	32,441,520
Series KK	December 18, 2025	3.53%		Semi-Annual	10,000,000	11,046,422
Series OO	April 9, 2026	3.27%		Semi-Annual	30,000,000	32,974,682
Series PP	September 25, 2027	3.33%		Semi-Annual	25,000,000	27,965,994
					$330,000,000	$353,553,427

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.25%. The current rate is effective for the period from December 16, 2019 through March 15, 2020. The weighted-average interest rate for the period from December 1, 2019 through February 29, 2020 was 3.18%.

TYG’s Series LL Notes, with a notional amount of $20,000,000 and a floating rate based on 3-month LIBOR plus 1.20% were prepaid in full on December 4, 2019.

TYG’s Series J Notes, with a notional amount of $15,000,000 and a fixed rate of 3.30% matured and were paid in full on December 19, 2019.

Tortoise	77

Notes to Financial Statements (unaudited) (continued)

NTG:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series D	December 15, 2020	4.29%		Quarterly	$112,000,000	$115,153,519
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	31,069,334
Series M	April 17, 2021	3.06%		Semi-Annual	10,000,000	10,258,223
Series P	October 16, 2023	3.79%		Semi-Annual	20,000,000	21,764,295
Series N	December 13, 2024	3.18%		Semi-Annual	32,000,000	34,390,804
Series Q	October 16, 2025	3.97%		Semi-Annual	15,000,000	17,006,938
Series R	October 16, 2026	4.02%		Semi-Annual	13,000,000	14,986,595
Series O	December 13, 2027	3.47%		Semi-Annual	25,000,000	28,103,140
					$257,000,000	$272,732,848

NTG’s Series L Notes, with a notional amount of $20,000,000 and a floating rate based on 3-month LIBOR plus 1.45% were prepaid in full on December 4, 2019.

TTP:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series F	December 12, 2020	3.01%		Semi-Annual	$6,000,000	$6,093,792
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	16,807,772
Series G	December 12, 2022	2.94	%(1)	Quarterly	6,000,000	6,000,000
Series H	December 13, 2024	3.97%		Semi-Annual	6,000,000	6,674,406
					$34,000,000	$35,575,970

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from December 12, 2019 through March 11, 2020. The weighted-average interest rate for the period from December 1, 2019 through February 29, 2020 was 2.97%.

10. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at February 29, 2020. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the 1940 Act, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At February 29, 2020, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

78	Tortoise

2020 1st Quarter Report | February 29, 2020

Notes to Financial Statements (unaudited) (continued)

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of February 29, 2020 is included below. The estimated fair value of each series of TYG, NTG and TTP MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG, NTG and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 16,500,000 shares of MRP Stock outstanding at February 29, 2020. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series D	December 17, 2021	4.01%	8,500,000	$85,000,000	$88,213,044
Series E	December 17, 2024	4.34%	8,000,000	80,000,000	88,306,198
			16,500,000	$165,000,000	$176,519,242

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 5,280,000 shares of MRP Stock outstanding at February 29, 2020. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series C	December 8, 2020	3.73%	200,000	$5,000,000	$5,083,254
Series D	December 8, 2022	4.19%	1,600,000	40,000,000	42,380,852
Series G	October 16, 2023	4.39%	880,000	22,000,000	23,710,317
Series E	December 13, 2024	3.78%	1,600,000	40,000,000	43,040,784
Series F	December 13, 2027	4.07%	1,000,000	25,000,000	28,103,060
			5,280,000	$132,000,000	$142,318,267

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at February 29, 2020. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series B	December 13, 2024	4.57%	640,000	$16,000,000	$17,815,248

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

Tortoise	79

Notes to Financial Statements (unaudited) (continued)

11. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period from December 1, 2019 through February 29, 2020 as well as the principal balance and interest rate in effect at February 29, 2020 for each of the Funds’ credit facilities:

	TYG	TYG	NTG	TTP	NDP	TPZ	TEAF
Lending syndicate		The Bank	Bank of America,	The Bank	The Bank	The Bank	The Bank
agent	U.S. Bank, N.A.	of Nova Scotia	N.A.	of Nova Scotia	of Nova Scotia	of Nova Scotia	of Nova Scotia
	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Secured,	Secured,
	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit	Margin loan
Type of facility	facility	facility	facility	facility	facility	facility	facility
Borrowing
capacity	$130,000,000	$90,000,000	$140,000,000	$35,000,000	$40,000,000	$60,000,000	$45,000,000
				364-day rolling	179-day rolling	179-day rolling
Maturity date	June 12, 2021	June 22, 2020	June 12, 2021	evergreen	evergreen	evergreen	N/A
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR plus	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.10%	plus 1.20%	plus 1.10%	1.125%	plus 0.80%	plus 0.80%	plus 0.80%
Non-usage fee	0.15%-0.25%(1)	0.15%(2)	0.15%-0.25%(3)	0.15%	0.20%(4)	0.20%(5)	0.20%(6)

For the period ended February 29, 2020:
Average principal
balance	$64,300,000	$63,000,000	$72,700,000	$10,200,000	$26,000,000	$52,100,000	$35,300,000
Average
interest rate	2.79%	2.89%	2.79%	2.81%	2.49%	2.80%	2.49%

As of February 29, 2020:
Principal balance
outstanding	$7,300,000	$63,000,000	$20,500,000	$8,000,000	$20,400,000	$52,900,000(7)	$34,600,000
Interest rate	2.62%	2.72%	2.62%	2.64%	2.32%	2.72%	2.32%

(1)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $65,000,000 and 0.15% when the outstanding balance is at least $65,000,000, but below $91,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $91,000,000.
(2)	Non-usage fee is waived if the outstanding balance on the facility is at least $63,000,000.
(3)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $70,000,000 and 0.15% when the outstanding balance is at least $70,000,000, but below $98,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $98,000,000.
(4)	Non-usage fee is waived if the outstanding balance on the facility is at least $28,000,000.
(5)	Non-usage fee is waived if the outstanding balance on the facility is at least $42,000,000.
(6)	Non-usage fee is waived if the outstanding balance on the facility is at least $31,500,000.
(7)	TPZ’s credit facility allows for interest rates to be fixed on all or a portion of the outstanding balance. Amounts reflect activity on the credit facility for the period from December 1, 2019 through February 29, 2020 and include $15,000,000 of the outstanding principal balance that has a fixed rate of 3.03% through June 30, 2023 and $15,000,000 of the outstanding principal balance that has a fixed rate of 3.04% through June 30, 2024.

Under the terms of the credit and margin facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 29, 2020, each Fund was in compliance with facility terms.

80	Tortoise

2020 1st Quarter Report | February 29, 2020

Notes to Financial Statements (unaudited) (continued)

12. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Forward Currency Contracts
TEAF invests in derivative instruments for hedging or risk management purposes, and for short-term purposes such as maintaining market exposure pending investment of the proceeds of an offering or transitioning its portfolio between different asset classes. The Fund’s use of derivatives could enhance or decrease the cash available to the Fund for payment of distributions or interest, as the case may be. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as forward currency transactions, futures contracts and options thereon and total return swaps), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts the Fund enters into.

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the period from December 1, 2019 through February 29, 2020 was $10,000,000 and $3,000,000, respectively.

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at February 29, 2020:

				Gross Amounts Not Offset in the
				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Assets Presented in
	of Recognized	Statements of	the Statements of	Financial	Cash Collateral
Description	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$225,948	$—	$225,948	$—	$—	$225,948
TPZ: Interest Rate Swap Contracts	$10,870	$—	$10,870	$—	$—	$10,870

Tortoise	81

Notes to Financial Statements (unaudited) (continued)

Written Call Options
Transactions in written option contracts for TYG, NTG, TTP, NDP and TEAF for the period from December 1, 2019 through February 29, 2020 are as follows:

	TYG		NTG		TTP
	Number of		Number of		Number of
	Contracts	Premium	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2019	3,700	$127,576	3,600	$115,174	5,043	$225,578
Options written	14,750	122,200	12,380	100,832	14,214	544,579
Options closed*	(1,053)	(37,877)	(725)	(26,079)	(13,940)	(527,297)
Options exercised	(1,197)	(52,056)	(825)	(35,875)	(575)	(34,762)
Options expired	(16,200)	(159,843)	(14,430)	(154,052)	(4)	(364)
Options outstanding at February 29, 2020	—	$—	—	$—	4,738	$207,734

	NDP		TEAF
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2019	24,139	$534,008	17,184	$570,114
Options written	82,077	1,394,004	37,157	956,285
Options closed*	(57,732)	(1,128,872)	(26,680)	(841,943)
Options exercised	(13,512)	(213,261)	(11,971)	(185,227)
Options expired	(8,538)	(68,644)	(8,338)	(282,240)
Options outstanding at February 29, 2020	26,434	$517,235	7,352	$216,989

*The aggregate cost of closing written option contracts was $137,047 for TYG, $94,359 for NTG, $530,270 for TTP, $125,553 for NDP, and $578,947 for TEAF, resulting in net realized gain (loss) of $(99,170), $(68,280), $(2,974), $1,003,319 and $262,996 for TYG, NTG, TTP, NDP and TEAF, respectively.

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at February 29, 2020:

	Assets/(Liabilities)
Derivatives not accounted for
as hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$(225,948)
TTP: Written equity call options	Options written, at fair value	$(103,773)
NDP: Written equity call options	Options written, at fair value	$(369,252)
TPZ: Interest rate swap contracts	Interest rate swap contracts	$(10,870)
TEAF: Written equity call options	Options written, at fair value	$(126,163)

The following table presents the effect of derivatives on the Statements of Operations for the period ended February 29, 2020:

			Net Unrealized
		Net Realized	Appreciation
Derivatives not accounted for	Location of Gains (Losses)	Gain (Loss) on	(Depreciation)
as hedging instruments under ASC 815	on Derivatives	Derivatives	of Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$(15,762)	$(64,108)
TYG: Written equity call options	Options	$60,673	$(63,848)
NTG: Written equity call options	Options	$85,772	$(69,929)
TTP: Written equity call options	Options	$(2,610)	$(38,179)
NDP: Written equity call options	Options	$1,071,963	$(206,677)
TPZ: Interest rate swap contracts	Interest rate swaps	$(2,083)	$(2,281)
TEAF: Written equity call options	Options	$545,236	$(191,222)

82	Tortoise

2020 1st Quarter Report | February 29, 2020

Notes to Financial Statements (unaudited) (continued)

13. Basis For Consolidation

As of February 29, 2020, TYG has committed a total of $55,256,470 of equity funding to Tortoise Holdco II, LLC, a wholly-owned investment of TYG. Tortoise Holdco II, LLC wholly owns TK NYS Solar Holdco, LLC, which owns and operates renewable energy assets. TK NYS Solar Holdco, LLC acquired the commercial and industrial solar portfolio between August 2017 and November 2019. Fair value of TK NYS Solar Holdco, LLC is net of tax benefits.

TYG’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiary, Tortoise Holdco II, LLC. All inter-company transactions and balances have been eliminated.

As of February 29, 2020, TEAF has committed $40,817,381 to TEAF Solar Holdco, LLC, a wholly-owned investment of TEAF. TEAF Solar Holdco, LLC wholly owns each of Renewable Holdco, LLC and Renewable Holdco I, LLC, which owns and operates renewable energy assets. TEAF Solar Holdco, LLC owns a majority partnership interest in Renewable Holdco II, LLC. Renewable Holdco, LLC and Renewable Holdco II, LLC’s acquisition of the commercial and industrial solar portfolio is ongoing. Renewable Holdco I, LLC acquired the commercial and industrial solar portfolio in September 2019.

As of February 29, 2020, TEAF has provided $3,770,670 to TEAF Solar Holdco I, LLC, a wholly-owned investment of TEAF. TEAF Solar Holdco I, LLC has committed to $6,667,100 of debt funding to Saturn Solar Bermuda 1, Ltd. through a construction note. Under the terms of the note Tortoise Solar Holdco I, LLC receives cash payments monthly at an annual rate of 6%. As of February 29, 2020, $3,510,000 of the construction note had been funded.

TEAF’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiaries, TEAF Solar Holdco, LLC and TEAF Solar Holdco I, LLC. All inter-company transactions and balances have been eliminated.

14. Subsequent Events

As of the date these financial statements were issued, the outbreak of the novel coronavirus (“COVID-19”) in many countries continues to adversely impact global commercial activity, and has contributed to significant volatility in financial markets. The global impact of the outbreak has been rapidly evolving, and as cases of the virus have continued to be identified in additional countries, many countries have reacted by instituting quarantines and restrictions on travel. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID- 19. Nevertheless, COVID-19 presents material uncertainty and risk with respect to our and our portfolio companies performance and financial results.

TYG:
On March 17, 2020, FitchRatings downgraded the ratings on TYG’s Notes from “AAA” to “A” and the ratings on TYG’s MRP shares from “AA” to “BBB”. As a result of the ratings action, the dividend rate for each series of outstanding MRP Shares increased 2% per annum. There was no impact to the interest rate on the TYG Notes.

On March 30, 2020, TYG prepaid $30,000,000 of Series MM Notes subject to a 1% prepayment premium.

On April 2, 2020, TYG's $90,000,000 credit facility with Scotia Bank was terminated.

On April 9, 2020, TYG redeemed 6,836,061 of Series D MRP Shares and 6,433,939 of Series E MRP Shares for a total liquidation preference amount of $132,700,000. TYG paid a 1% premium upon redemption.

On April 13, 2020, TYG prepaid $8,466,667 of Series Y Notes, $10,160,000 of Series O Notes, $8,466,667 of Series Z Notes, $16,933,333 of Series R Notes, $8,805,333 of Series DD Notes, $6,773,333 of Series II Notes, $6,773,333 of Series K Notes, $6,773,333 of Series S Notes, $8,128,000 of Series P Notes, $6,773,333 of Series FF Notes, $13,546,667 of Series JJ Notes, $16,933,333 of Series T Notes, $13,546,667 of Series L Notes, $6,773,333 of Series AA Notes, $20,320,000 of Series NN Notes, $6,773,333 of Series KK Notes, $20,320,000 of Series OO Notes and $16,933,333 of Series PP Notes subject to a 1% prepayment premium.

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise	83

Notes to Financial Statements (unaudited) (continued)

NTG:
On March 17, 2020, FitchRatings downgraded the ratings on NTG’s Notes from “AAA” to “A” and the ratings on NTG’s MRP shares from “AA” to “BBB”. As a result of the ratings action, the dividend rate for each series of outstanding MRP Shares increased 2% per annum. There was no impact to the interest rate on the NTG Notes.

On March 31, 2020, NTG prepaid $5,416,667 of Series P Notes, $4,062,500 of Series Q Notes, $3,520,833 of Series R Notes, $32,000,000 of Series N Notes and $25,000,000 of Series O Notes subject to a 2% prepayment premium.

On April 10, 2020, NTG redeemed 180,757 of Series C MRP Shares, 1,446,061 of Series D MRP Shares, 1,446,061 of Series E MRP Shares, 903,788 of Series F MRP Shares and 795,333 of Series G MRP Shares for a total liquidation preference amount of $119,300,000. NTG paid a 1% premium upon redemption.

On April 14, 2020, NTG prepaid $89,120,856 of Series D Notes, $23,871,658 of Series J Notes, $7,957,219 of Series M Notes, $11,604,278 of Series P Notes, $8,703,209 of Series Q Notes and $7,542,781 of Series R Notes subject to a 1% prepayment premium.

NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TTP:
On March 17, 2020, FitchRatings downgraded the ratings on TTP’s Notes from “AAA” to “A” and the ratings on TTP’s MRP shares from “AA” to “BBB”. As a result of the ratings action, the dividend rate for outstanding MRP Shares increased 2% per annum. There was no impact to the interest rate on the TTP Notes.

On March 30, 2020, TTP prepaid $6,000,000 of Series G Notes at par.

On April 10, 2020, TTP redeemed 396,000 of Series B MRP Shares for a liquidation preference amount of $9,900,000. TTP paid a 1% premium upon redemption.

On April 14, 2020, TTP prepaid $2,057,143 of Series F Notes, $5,485,714 of Series D Notes and $2,057,143 of Series H Notes subject to a 1% prepayment premium.

TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NDP:
NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:
On March 31, 2020, TPZ paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $9,847.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TEAF:
On March 31, 2020, TEAF paid a distribution in the amount of $0.1085 per common share, for a total of $1,463,787. Of this total, the dividend reinvestment amounted to $96,969.

TEAF has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

84	Tortoise

2020 1st Quarter Report | February 29, 2020

Additional Information (unaudited)

Director and Officer Compensation

The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2019 through February 29, 2020, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ	TEAF
$43,933	$39,833	$26,833	$25,833	$26,333	$27,833

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the Securities and Exchange Commission (SEC).

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2019 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q/N-PORT
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). Each Fund’s Form N-Q and Part F of Form N-PORT are available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Each Fund’s Form N-Qs and N-PORTs are also available through the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Tortoise	85

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
5100 W. 115th Place
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise Midstream Energy Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.
Tortoise Essential Assets Income Term Fund

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Alexandra Herger
Independent

Jennifer Paquette
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ, TEAF

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

5100 W. 115th Place
Leawood, KS 66211

www.tortoiseadvisors.com